Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT dated as of December 19, 2018 (this “Amendment”), to the FIVE-YEAR CREDIT AGREEMENT dated as of March 9, 2018 (the “Credit Agreement”), among THE WALT DISNEY COMPANY, a Delaware corporation (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A. as Designated Agent (in such capacity, the “Designated Agent”).

WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower has requested that the Lenders agree to effect certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the parties hereto, which include Lenders constituting the Majority Lenders as of the Amendment Effective Date (as defined below), are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement, as amended hereby (as so amended, the “Amended Credit Agreement”).

SECTION 2. Amendments to the Credit Agreement. Each of the parties hereto agrees that, on the Amendment Effective Date:

(a)    The Credit Agreement shall be amended by inserting the language indicated in single or double underlined text, as applicable (indicated textually in the same manners as the following examples: single-underlined text or double-underlined text) in Exhibit A hereto and by deleting the language indicated by single or double strikethrough text, as applicable (indicated textually in the same manners as the following examples: ~~single-stricken text~~ or ~~double-stricken text~~) in Exhibit A hereto.

(b)    TWDC Holdco 613 Corp., a Delaware corporation (the “Guarantor”), by executing a counterpart of this Amendment and becoming a party hereto, shall (i) become a party to the Amended Credit Agreement with the same force and effect as if the Guarantor shall have executed and delivered a counterpart thereof and (ii) be bound by all provisions of the Amended Credit Agreement applicable to it.

SECTION 3. Representations and Warranties. The Loan Parties represent and warrant that:

(a)    This Amendment has been duly executed and delivered by each Loan Party and, assuming due execution by the parties hereto other than the Loan Parties, constitutes a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    On and as of the Amendment Effective Date, immediately after giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in Section 5.01 of the Amended Credit Agreement are true and correct in all material respects (or, if qualified by “materiality”, “material adverse effect” or similar language, in all respects after giving effect to such qualification) with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were so true and correct as of such earlier date (it being agreed that, solely for purposes of this Section 3(b), all references in Section 5.01 of the Amended Credit Agreement to “this Agreement” shall be deemed to be references to each of the Amended Credit Agreement and this Amendment).

(c)    On and as of the Amendment Effective Date, immediately after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived in accordance with Section 9.01 of the Credit Agreement:

(a)    The Designated Agent (or its counsel) shall have received (i) from each Loan Party and (ii) from Lenders that, when taken together, constitute at least the Majority Lenders as of the Amendment Effective Date either (x) a duly executed counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Designated Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart of this Amendment.

(b)    The Designated Agent shall have received on or before the Amendment Effective Date the following, each dated as of the Amendment Effective Date: (i) certified copies of the organizational documents of each Loan Party and the resolutions of the Board of Directors of each Loan Party or the Executive Committee of each such Board of Directors, authorizing the execution and delivery of this Amendment and the other documents related hereto; (ii) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the name and true signature of the officer of such Loan Party executing this Amendment on its behalf; and (iii) a certificate of a Responsible Officer of the Borrower, certifying as to the satisfaction of the conditions set forth in Sections 4(c) and 4(d) of this Amendment; and (iv) an opinion or opinions of counsel for each Loan Party (which may be in-house counsel, external counsel or a combination of the two), substantially to the effect set forth in Exhibit C to the Credit Agreement.

(c)    There shall have occurred no material adverse change in the business, financial condition or results of operations of the Consolidated Group, taken as a whole, since September 29, 2018, except as disclosed in reports filed by the Consolidated Group, if any, during the period from September 29, 2018, to the date hereof pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, copies of which have been furnished to the Lenders prior to the date hereof (including by posting on the website of the SEC at http://www.sec.gov).

(d)    All of the representations and warranties contained in Section 3 hereof shall be correct in all material respects on and as of the Amendment Effective Date.

(e)    All fees and expenses or other amounts due to a Joint Lead Arranger or Co-Administrative Agent in connection with this Amendment shall have been paid in full.

The Designated Agent shall notify the Loan Parties and the Lenders of the occurrence of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Effect of this Amendment. (a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Designated Agent, the Co-Administrative Agents or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Loan Parties to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement in similar or different circumstances.

(b)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. Fees and Expenses. The Borrower agrees to reimburse the Designated Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Designated Agent.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

THE WALT DISNEY COMPANY, as Borrower

by
/s/ Jonathan S. Headley
Name:	Jonathan S. Headley
Title:	Senior Vice President, Treasurer and Corporate Real Estate

TWDC HOLDCO 613 CORP., as Guarantor

by
/s/ Jonathan S. Headley
Name:	Jonathan S. Headley
Title:	Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., individually and as Designated Agent,

by
/s/ Bruce Borden
Name: Title:	Bruce Borden Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Agricultural Bank of China Ltd., New York Branch

by	/s/ Nelson Chou
Name:	Nelson Chou
Title:	Head of Corporate Banking

For any Lender requiring a second signature line:

by
Name:	N/A
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Bank of America, N.A.

by	/s/ Kyle Oberkrom
Name:	Kyle Oberkrom
Title:	Associate

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Bank of China, Los Angeles Branch

by	/s/ Yong Ou
Name:	Yong Ou
Title:	SVP & Deputy Branch Manager

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Bayerische Landesbank, New York Branch

by	/s/ Varbin Staykoff
Name:	Varbin Staykoff
Title:	Senior Director

by	/s/ Gina Sandella
Name:	Gina Sandella
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

BNP Paribas:

by	/s/ Nicole Rodriguez
Name:	Nicole Rodriguez
Title:	Director

by	/s/ Christopher Sked
Name:	Christopher Sked
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: CITIBANK, N.A.

by	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Commerzbank AG, New York Branch

by	/s/ Mathew Ward
Name:	Mathew Ward
Title:	Director

by	/s/ Francesca Wilson
Name:	Francesca Wilson
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by	/s/ William O’Daly
Name:	William O’Daly
Title:	Authorized Signatory

by	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: DEUTSCHE BANK AG NEW YORK BRANCH

by	/s/ Ming K Chu
Name:	Ming K Chu
Title:	Director

For any Lender requiring a second signature line:

by	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender:

Fifth Third Bank

by	/s/ Marisa Lake
Name:	Marisa Lake
Title:	Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

GOLDMAN SACHS BANK USA:

by	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: HSBC Bank USA, N.A.

by	/s/ David Wagstaff
Name:	David Wagstaff
Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Industrial and Commercial Bank of China Ltd., New York Branch

by	/s/ Dayi Liu
Name:	Dayi Liu
Title:	Executive Director

For any Lender requiring a second signature line:

by	/s/ Tony Huang
Name:	Tony Huang
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: ING Bank N.V., Dublin Branch

by	/s/ Barry Fehily
Name:	Barry Fehily
Title:	Managing Director

For any Lender requiring a second signature line:

by	/s/ Ciaran Dunne
Name:	Ciaran Dunne
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Intesa Sanpaolo S.p.A., New York Branch, as a Lender

by	/s/ Manuela Insana
Name:	Manuela Insana
Title:	VP & Relationship Manager

by	/s/ Francesco Di Mario
Name:	Francesco Di Mario
Title:	FVP & Head of Credit

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Mizuho Bank, Ltd.

by	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: MORGAN STANLEY BANK, N.A.

by	/s/ Julie Lilienfeld
Name:	Julie Lilienfeld
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: MUFG Bank, Ltd.

by	/s/ Dana McDougall
Name:	Dana McDougall
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: ROYAL BANK OF CANADA

by	/s/ Alfonse Simone
Name:	Alfonse Simone
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Santander Bank, N.A.

by	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Executive Director

For any Lender requiring a second signature line:

by	/s/ Daniel Kostman
Name:	Daniel Kostman
Title:	Executive Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: SOCIETE GENERALE

by	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Standard Chartered Bank

by	/s/ Daniel Mattern
Name:	Daniel Mattern
Title:	Associate Director Standard Chartered Bank

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Sumitomo Mitsui Banking Corporation

by	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: SUNTRUST BANK

by	/s/ Christian Sumulong
Name:	Christian Sumulong
Title:	Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Svenska Handelsbanken AB (publ), New York Branch

by	/s/ Steve Cox
Name:	Steve Cox
Title:	Senior Vice President

For any Lender requiring a second signature line:

by	/s/ Nancy D’Albert
Name:	Nancy D’Albert
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: The Northern Trust Company

by	/s/ Molly Drennan
Name:	Molly Drennan
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: The Toronto-Dominion Bank, New York Branch

by	/s/ Pradeep Mehra
Name:	Pradeep Mehra
Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: U.S. BANK NATIONAL ASSOCIATION

by	/s/ Steven J. Correll
Name:	Steven J. Correll
Title:	Senior Vice President

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: UniCredit Bank AG, New York Branch

by	/s/ Douglas Riahi
Name:	Douglas Riahi
Title:	Managing Director

For any Lender requiring a second signature line:

by	/s/ Betsy Briggs
Name:	Betsy Briggs
Title:	Associate Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Wells Fargo Bank, N.A.

by	/s/ Vanessa Sheh Meyer
Name:	Vanessa Sheh Meyer
Title:	Managing Director

For any Lender requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO

2018 FIVE-YEAR CREDIT AGREEMENT OF

THE WALT DISNEY COMPANY

Name of Lender: Westpac Banking Corporation

by	/s/ David Arthurson
Name:	David Arthurson
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 2018 FIVE-YEAR CREDIT AGREEMENT

~~EXECUTION VERSION~~

EXHIBIT A

FIVE-YEAR CREDIT AGREEMENT

Dated as of March 9, ~~2018~~2018,

among

THE WALT DISNEY COMPANY

(TO BE RENAMED AS TWDC ENTERPRISES 18 CORP.),

as Borrower,

TWDC HOLDCO 613 CORP.

(TO BE RENAMED AS THE WALT DISNEY COMPANY),

as Guarantor,

The ~~Lenders~~LENDERS Party Hereto

and

~~JPMORGAN CHASE BANK, N.A. and~~

~~CITIBANK, N.A.,~~

~~as Co-Administrative Agents,~~

JPMORGAN CHASE BANK, N.A.,

as Designated Agent

JPMORGAN CHASE BANK, N.A. and

CITIBANK, N.A.,

as Co-Administrative Agents,

JPMORGAN CHASE BANK, N.A.,

CITIGROUP GLOBAL MARKETS INC.,

BNP PARIBAS SECURITIES CORP. and

DEUTSCHE BANK SECURITIES INC.,

as Joint Lead Arrangers and Joint Book Managers,

BNP PARIBAS and DEUTSCHE BANK SECURITIES INC.,

as Co-Syndication Agents,

BANK OF AMERICA, N.A.,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

GOLDMAN SACHS BANK USA,

HSBC BANK USA, N.A.,

MIZUHO BANK, LTD.,

MORGAN STANLEY MUFG LOAN PARTNERS, LLC,

ROYAL BANK OF CANADA,

SOCIETE GENERALE,

SUMITOMO MITSUI BANKING CORPORATION,

SUNTRUST BANK,

TD SECURITIES (USA) LLC,

U.S. BANK NATIONAL ASSOCIATION and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Co-Documentation Agents,

AGRICULTURAL BANK OF CHINA LTD., NEW YORK BRANCH,

BANK OF CHINA, LOS ANGELES BRANCH,

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH,

ING BANK N.V., DUBLIN BRANCH,

SANTANDER BANK, N.A. and

STANDARD CHARTERED BANK,

as Managing Agents

[CS&M Ref No. 6701-824]

TABLE OF CONTENTS

Page
ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION ~~1.01~~1.01.	Certain Defined Terms	1
SECTION ~~1.02~~1.02.	Computation of Time Periods	~~18~~17
SECTION ~~1.03~~1.03.	Accounting Terms	~~18~~17
ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES
SECTION ~~2.01~~2.01.	The Advances	~~19~~18
SECTION ~~2.02~~2.02.	Making the Advances	~~19~~18
SECTION ~~2.03~~2.03.	Commitment Fee	~~21~~20
SECTION ~~2.04~~2.04.	Reduction of the Commitments	~~21~~20
SECTION ~~2.05~~2.05.	Repayment of Advances	~~21~~20
SECTION ~~2.06~~2.06.	Interest on Advances	~~21~~20
SECTION ~~2.07~~2.07.	[Intentionally Omitted.]	~~22~~20
SECTION ~~2.08~~2.08.	Interest Rate and Letter of Credit Determination	~~22~~21
SECTION ~~2.09~~2.09.	Optional Conversion of Advances	~~24~~22
SECTION ~~2.10~~2.10.	Prepayments of Advances	~~25~~23
SECTION ~~2.11~~2.11.	Increased Costs	~~26~~24
SECTION ~~2.12~~2.12.	Illegality	~~28~~25
SECTION ~~2.13~~2.13.	Payments and Computations	~~28~~26
SECTION ~~2.14~~2.14.	Taxes	~~30~~27
SECTION ~~2.15~~2.15.	Sharing of Payments, etc	~~34~~31
SECTION ~~2.16~~2.16.	Mandatory Assignment by a Lender; Mitigation	~~35~~31
SECTION ~~2.17~~2.17.	Evidence of Debt	~~36~~32
SECTION ~~2.18~~2.18.	Use of Proceeds	~~36~~32
SECTION ~~2.19~~2.19.	Increase in the Aggregate Commitments	~~37~~33
SECTION ~~2.20~~2.20.	Extension of Termination Date	~~38~~34
SECTION ~~2.21~~2.21.	Defaulting Lenders	~~41~~36
ARTICLE III
AMOUNTS AND TERMS OF LETTERS OF
CREDIT AND PARTICIPATIONS THEREIN
SECTION ~~3.01~~3.01.	Letters of Credit	~~43~~38
SECTION ~~3.02~~3.02.	Issuing the Letters of Credit	~~45~~40
SECTION ~~3.03~~3.03.	Reimbursement Obligations	~~45~~40
SECTION ~~3.04~~3.04.	Participations Purchased by the Lenders	~~46~~40
SECTION ~~3.05~~3.05.	Letter of Credit Fees	~~47~~41
SECTION ~~3.06~~3.06.	Indemnification; Nature of the Issuing Banks’ Duties	~~48~~42
SECTION ~~3.07~~3.07.	Uniform Customs and Practice	~~49~~43
SECTION ~~3.08~~3.08.	Additional Issuing Banks	~~49~~43
SECTION ~~3.09~~3.09.	Dollar Payment Obligation	~~49~~43
SECTION ~~3.10~~3.10.	Survival of Provisions; Cash Collateral	~~50~~43

~~i~~i

ARTICLE IV

CONDITIONS OF LENDING

SECTION ~~4.01~~4.01.	Conditions Precedent to Effectiveness of Section 2.01	~~50~~44
SECTION ~~4.02~~4.02.	Conditions Precedent to Each Borrowing/Issuance	~~51~~45
SECTION ~~4.03~~4.03.	Determinations Under Section 4.01	~~52~~45
ARTICLE V

REPRESENTATIONS AND WARRANTIES

SECTION ~~5.01~~5.01.	Representations and Warranties ~~of the Borrower~~	~~52~~45
SECTION ~~5.02~~5.02.	Additional Representations and Warranties ~~of the Borrower~~ as of Each Increase Date and Each Extension Date	~~53~~47

ARTICLE VI

COVENANTS ~~OF THE BORROWER~~

SECTION ~~6.01~~6.01.	Affirmative Covenants	~~54~~47
SECTION ~~6.02~~6.02.	Negative Covenants	~~56~~50

ARTICLE VII

EVENTS OF DEFAULT
SECTION ~~7.01~~7.01.	Events of Default	~~57~~50

ARTICLE VIII

THE DESIGNATED AGENT

SECTION ~~8.01~~8.01.	Authorization and Action	~~59~~52
SECTION ~~8.02~~8.02.	Exculpatory Provisions; Designated Agent’s Reliance~~, etc~~	~~59~~53
SECTION ~~8.03~~8.03.	The Designated Agent and its Affiliates	~~60~~53
SECTION ~~8.04~~8.04.	Lender Credit Decision	~~60~~54
SECTION ~~8.05~~8.05.	Indemnification	~~60~~54
SECTION ~~8.06~~8.06.	Successor Designated Agent	~~61~~55
SECTION ~~8.07~~8.07.	Enforcement of the Guaranty	55
SECTION 8.08.	Certain Lender Representations, Etc	~~62~~55

ii

ARTICLE IX

MISCELLANEOUS

SECTION ~~9.01~~9.01.	Amendments, etc	~~64~~58
SECTION ~~9.02~~9.02.	Notices, etc	~~65~~58
SECTION ~~9.03~~9.03.	No Waiver; Remedies	~~68~~61
SECTION ~~9.04~~9.04.	Costs and Expenses	~~68~~61
SECTION ~~9.05~~9.05.	Right of Set-off	~~68~~62
SECTION ~~9.06~~9.06.	Binding Effect	~~69~~62
SECTION ~~9.07~~9.07.	Assignments and Participations	~~69~~63
SECTION ~~9.08~~9.08.	Indemnification	~~72~~65
SECTION ~~9.09~~9.09.	Confidentiality	~~73~~66
SECTION ~~9.10~~9.10.	Patriot Act	~~74~~67
SECTION ~~9.11~~9.11.	Judgment	~~74~~67
SECTION ~~9.12~~9.12.	Consent to Jurisdiction and Service of Process	~~74~~68
SECTION ~~9.13~~9.13.	Substitution of Currency	~~75~~68
SECTION ~~9.14~~9.14.	Governing Law	~~76~~68
SECTION ~~9.15~~9.15.	Execution in Counterparts; Interpretation	~~76~~68
SECTION ~~9.16~~9.16.	Severability	~~76~~69
SECTION ~~9.17~~9.17.	No Fiduciary Relationship	~~76~~69
SECTION ~~9.18~~9.18.	Non-Public Information	~~76~~69
SECTION ~~9.19~~9.19.	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~76~~69

ARTICLE X

GUARANTY
SECTION 10.01.	The Guaranty	71
SECTION 10.02.	Guaranty Unconditional	71
SECTION 10.03.	Continuing Guaranty; Discharge and Reinstatement	72
SECTION 10.04.	Waivers	72
SECTION 10.05.	Subrogation	73
SECTION 10.06.	Stay of Acceleration	73
SECTION 10.07.	Taxes	73

SCHEDULE

Schedule 1.01	~~–~~ –	List of Applicable Lending Offices
Schedule 2.01	~~–~~–	Commitments
Schedule 3.01	~~–~~–	Existing Letters of Credit; Issuing Commitments

EXHIBITS

Exhibit A-1 ~~–~~ – Form of Notice of Borrowing

Exhibit A-2 ~~–~~ – Form of Notice of Letter of Credit Request

Exhibit B ~~–~~ – Form of Assignment and Acceptance

Exhibit C ~~–~~ – Form of Opinion of Borrower’s Counsel

iii

FIVE-YEAR CREDIT AGREEMENT dated as of March 9, 2018, among THE WALT DISNEY COMPANY (to be renamed, on the Fox Acquisition Closing Date, as TWDC Enterprises 18 Corp.), a Delaware corporation (the “Borrower”), ~~the banks, financial institutions and other institutional lenders~~TWDC HOLDCO 613 CORP. (to be renamed, on the Fox Acquisition Closing Date, as The Walt Disney Company), a Delaware corporation (the “Guarantor”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as designated agent (together with any successor designated agent appointed pursuant to Article VIII, the “Designated Agent”) for the Lenders hereunder.

IN CONSIDERATION of the agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01.    ~~SECTION 1.01~~ Certain Defined Terms.

As used in this Agreement (including the preamble hereto), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“2016 Credit Agreement” means the Five-Year Credit Agreement dated as of March 11, 2016, among the Borrower, the banks, financial institutions and other institutional lenders party thereto and JPMorgan Chase Bank, N.A., as designated agent for the lenders thereunder, as such agreement may be amended, supplemented or otherwise modified hereafter from time to time (including to accede the Guarantor as a party thereto).

“21CF” means Twenty-First Century Fox, Inc., a Delaware corporation.

“Advance” means an advance by a Lender to the Borrower as part of a Borrowing ~~and refers to a Base Rate Advance or a Eurocurrency Rate Advance, each of which shall be a “Type” of Advance~~.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.

“Agreement” means this Five-Year Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time in accordance with Section 9.01.

“Amendment” means the First Amendment dated as of December 19, 2018, to this Agreement.

“Amendment Effective Date” means the “Amendment Effective Date” under, and as defined in, the Amendment.

“Anniversary Date” means March 9, 2019, and March 9 in each succeeding calendar year occurring during the term of this Agreement.

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and all other similar laws, rules, and regulations of any jurisdiction applicable to ~~the Borrower and its Subsidiaries~~any member of the Consolidated Group concerning or relating to bribery or corruption.

“Applicable Lending Office” means, with respect to each Lender, such Lender’s Domestic Lending Office, in the case of a Base Rate Advance, and such Lender’s Eurocurrency Lending Office, in the case of a Eurocurrency Rate Advance.

“Applicable Margin” means, as of any date, with respect to (a) any Eurocurrency Rate Advance, a rate per annum equal to the Credit Default Swap Spread (determined as of the applicable CDS Determination Date) and (b) any Base Rate Advance, a rate per annum equal to the Credit Default Swap Spread (determined as of the applicable CDS Determination Date) less 1.00% per annum. Notwithstanding the foregoing, (i) the Applicable Margin for Eurocurrency Rate Advances in effect at any time shall not be less than the Minimum Applicable Margin and shall not exceed the Maximum Applicable Margin applicable to Eurocurrency Rate Advances, and (ii) the Applicable Margin for Base Rate Advances in effect at any time shall not be less than the Minimum Applicable Margin and shall not exceed the Maximum Applicable Margin applicable to Base Rate Advances.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Designated Agent and the Borrower, in substantially the form of Exhibit B hereto.

“Assuming Lender” means an Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.19(c) or that accepts an offer to assume a Declining Lender’s Commitment in accordance with Section 2.20(c).

“Assumption Agreement” means an agreement, in form and substance satisfactory to an Assuming Lender, the Borrower and the Designated Agent, under which such Assuming Lender agrees to increase or assume a Commitment pursuant to Section 2.19 or 2.20.

“Auto-Renewal Letter of Credit” has the meaning specified in Section 3.01(d).

“Bail-In Action” has the meaning specified in Section 9.19.

“Bail-In Legislation” has the meaning specified in Section 9.19.

“Base Rate” means, for each day in any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times for such day during such period be equal to the highest of~~:(a)~~ (a) the Prime Rate in effect for such day~~;(b)~~ , (b) the NYFRB Rate in effect for such day plus 1/2 of 1.00%~~;~~, and~~(c)~~ (c) the Eurocurrency Rate for a one-month Interest Period commencing on such date plus 1.00%.

“Base Rate Advance” means an Advance denominated in Dollars which bears interest as provided in Section 2.06(a)(i).

“Borrower” has the meaning specified in the preamble to this Agreement.

“Borrower Information” has the meaning specified in Section 9.09.

“Borrowing” means a borrowing consisting of simultaneous Advances of the same Type made by each of the Lenders pursuant to Section 2.01.

“Business Day” means a day of the year (a) on which banks are not required or authorized to close in Los Angeles, California, or New York City, New York, (b) if the applicable Business Day relates to Eurocurrency Rate Advances, on which dealings are carried on in the London interbank market and (c) if the applicable Business Day relates to Eurocurrency Rate Advances denominated in Euro, on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) payment system is open for the settlement of payments in Euro.

“CDS Determination Date” means (a)    as to any Eurocurrency Rate Advance, the second Business Day prior to the Business Day such Eurocurrency Rate Advance is borrowed and, if applicable, the last Business Day prior to the continuation of such Eurocurrency Rate Advance; provided that, in the case of any Eurocurrency Rate Advance having an Interest Period of greater than three months, the last Business Day prior to each three-month period succeeding such initial three-month period shall also be a CDS Determination Date with respect to any such Eurocurrency Rate Advance, with the applicable Credit Default Swap Spread, as so determined, to be in effect as to such Eurocurrency Rate Advance for each day commencing with the first day of the applicable three-month period until subsequently re-determined in accordance with the foregoing, (b) as to Base Rate Advances, each Initial Base Rate Advance Date and thereafter the first Business Day of each succeeding calendar quarter so long as Base Rate Advances are outstanding and (c) as to any Letter of Credit, the Effective Date and thereafter the first Business Day of each succeeding calendar quarter.

“Co-Administrative Agents” means JPMorgan Chase Bank, N.A. and Citibank, N.A.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Commitment” ~~has the meaning specified in Section 2.01.~~means, as to any Lender, the commitment of such Lender to make Advances pursuant to Section 2.01 and to acquire participations in Letters of Credit pursuant to Section 3.04, as such commitment may be reduced or increased from time to time pursuant to the terms hereof. The initial amount of each Lender’s Commitment is the amount set forth opposite such Lender’s name on Schedule 2.01 hereto or, if such Lender has become a party hereto pursuant to an Assumption Agreement or an Assignment and Acceptance, the amount set forth in such Assumption Agreement or such Assignment and Acceptance, as the case may be. As of the Effective Date, the aggregate amount of the Commitments is $4,000,000,000.

“Commitment Date” has the meaning specified in Section 2.19(b).

“Commitment Fee Percentage” means, as of any date, the applicable rate per annum under the caption “Commitment Fee Percentage” as determined by reference to the Public Debt Rating in effect on such date as set forth below:

Ratings Level	Public Debt Rating S&P/Moody’s	Commitment Fee Percentage
Level 1	At least A+ by S&P/A1 by Moody’s	0.050%
Level 2	A by S&P/A2 by Moody’s	0.070%
Level 3	A- by S&P/A3 by Moody’s	0.090%
Level 4	Lower than A- by S&P/A3 by Moody’s or unrated	0.125%

“Commitment Increase” has the meaning specified in Section 2.19(a).

“Committed Currencies” means lawful currency of the United Kingdom of Great Britain and Northern Ireland, lawful currency of Japan and lawful currency of the European Economic and Monetary Union.

“Communications” has the meaning specified in Section 9.02(b).

“Consolidated EBITDA” means, for any period, (a) net income or net loss, as the case may be, of the ~~Borrower and its Subsidiaries~~Consolidated Group on a consolidated basis for such period, as determined in accordance with GAAP for such period, plus (b) the sum of all amounts which, in the determination of such consolidated net income or net loss, as the case may be, for such period, have been deducted for (i) Consolidated Interest Expense, (ii) consolidated income tax expense, (iii) consolidated depreciation expense, (iv) consolidated amortization expense and (v) any non-cash goodwill impairment charges, in each case determined in accordance with GAAP for such period.

“Consolidated Group” means (a) prior to the Fox Acquisition Closing Date, the Borrower and its Subsidiaries and (b) on and after the Fox Acquisition Closing Date, the Guarantor and its Subsidiaries.

“Consolidated Interest Expense” means, for any period, the total interest expense of the ~~Borrower and its Subsidiaries~~Consolidated Group with respect to all outstanding Debt of the ~~Borrower and its Subsidiaries~~Consolidated Group during such period, all as determined on a consolidated basis for such period and in accordance with GAAP for such period.

“Convert”, “Conversion” and “Converted” each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.08 or 2.09.

“Credit Default Swap Spread” means, at any CDS Determination Date, the credit default swap spread applicable to senior, unsecured, non-credit enhanced long-term public debt issued by the Borrower interpolated to the scheduled Termination Date (or any later date to which the scheduled Termination Date applicable to any Lenders shall have been extended in accordance with Section 2.20), determined as of the close of business on the Business Day immediately preceding such CDS Determination Date, as reported and interpolated by Markit Group Limited or any successor thereto; provided that if such period is less than one year, the Credit Default Swap Spread shall be based on the credit default swap spread shown for a period of one year. If on the Business Day immediately preceding any CDS Determination Date the Credit Default Swap Spread is unavailable, the Borrower and the Lenders shall negotiate in good faith (for a period of up to thirty days after such CDS Determination Date (such thirty-day period, the “Negotiation Period”)) to agree on an alternative method for establishing the Applicable Margin for Eurocurrency Rate Advances and Base Rate Advances. The Applicable Margin for Eurocurrency Rate Advances and Base Rate Advances for any day which falls during the Negotiation Period shall be based upon the Credit Default Swap Spread most recently available prior to the Negotiation Period. If no such alternative method is agreed upon during the Negotiation Period, the Applicable Margin for Eurocurrency Rate Advances and Base Rate Advances for any day subsequent to the end of the Negotiation Period shall be a rate per annum equal to 75% of the Maximum Applicable Margin for Eurocurrency Rate Advances or Base Rate Advances, as the case may be.

“Debt” means, with respect to any Person: (a) indebtedness for borrowed money, (b) obligations evidenced by bonds, debentures, notes or other similar instruments, (c) obligations to pay the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (d) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases and (e) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of any other Person of the kinds referred to in clauses (a) through (d) above.

“Declining Lender” has the meaning specified in Section 2.20(b).

“Defaulting Lender” means any Lender, as reasonably determined by the Designated Agent (or by the Borrower in the case of clause (e) below; provided that in the absence of a concurring determination by the Designated Agent, without limiting any other rights of the parties vis-a-vis such Defaulting Lender, the sole consequence under Section 2.21(a) of such a determination by the Borrower shall be a mandatory assignment by such Lender pursuant to the terms of Section 2.16 hereof, if requested by the Borrower), that has (a) failed to (i) fund any portion of its Advances or (ii) fund any portion of its participations in Letters of Credit, in either case within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Designated Agent or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit, (c) failed, within three Business Days after written request by the Designated Agent (based upon the reasonable belief that such Lender may not fulfill its funding obligation), to confirm in writing that it will comply with the terms of this Agreement relating to its funding obligations under this Agreement, unless subject to a good faith dispute, provided that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Designated Agent, (d) otherwise failed to pay over to the Designated Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless subject to a good faith dispute, or (e) become the subject of (or is reasonably likely not to fund its obligations hereunder as a result of) a bankruptcy or insolvency proceeding or a Bail-In Action, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or has a parent company that has become the subject of a bankruptcy or insolvency proceeding or a Bail-In Action, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action indicating its consent to, approval of or acquiescence in any such proceeding, appointment or action, provided that for purposes of this clause (e), in the absence of a Bail-In Action, a Lender shall not qualify as a Defaulting Lender solely as a result of the acquisition or maintenance of an ownership interest in such Lender or its parent company, or of the exercise of control over such Lender or any Person controlling such Lender, by any Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Lender.

“Defaulting Lender Notice” has the meaning specified in Section 2.21(a).

“Designated Agent” has the meaning specified in the preamble to this Agreement. The Designated Agent has determined pursuant to Section 8.01(c), until it shall notify the Borrower and the Lenders to the contrary, to perform its duties in respect of Advances denominated in Committed Currencies through its Affiliate JPMorgan Europe Limited.

“Designated Agent’s Account” means (a) in the case of Advances denominated in Dollars, account number 9008113381H1162 maintained by the Designated Agent at its office at 270 Park Avenue, New York, New York, and (b) in the case of Advances denominated in any Committed Currency, such other account of the Designated Agent as the Designated Agent shall notify in writing to the Borrower and the Lenders from time to time.

“Dollars” and the “$” sign each means lawful currency of the United States.

“Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” opposite its name on Schedule 1.01 hereto or in the Assumption Agreement or the Assignment and Acceptance, as the case may be, pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Designated Agent for such purpose.

“EEA Financial Institution” has the meaning specified in Section 9.19.

“EEA Member Country” has the meaning specified in Section 9.19.

“EEA Resolution Authority” has the meaning specified in Section 9.19.

“Effective Date” has the meaning specified in Section 4.01.

“Eligible Assignee” means (a) a Lender or any Affiliate of a Lender or (b) any bank or other financial institution~~,~~ or any other Person (other than a natural Person), which has been approved in writing by the Borrower, the Designated Agent and each Issuing Bank as an Eligible Assignee for purposes of this Agreement; provided that none of the Borrower’s approval, the Designated Agent’s approval or any Issuing Bank’s approval shall be unreasonably withheld; and provided further that the Borrower may withhold its approval if the Borrower reasonably believes that an assignment to such Eligible Assignee pursuant to Section 9.07 would result in the incurrence of increased costs payable by the Borrower pursuant to Section 2.11 or 2.14.

“Environmental Claim” means any administrative, regulatory or judicial action, suit, demand, claim, lien, notice or proceeding relating to any Environmental Law or any Environmental Permit.

“Environmental Law” means any federal, state or local statute, law, rule, regulation, ordinance, code or duly promulgated policy or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof, including any order, consent decree or judgment, relating to the environment, health, safety or any Hazardous Material.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any applicable Environmental Law.

“Equivalent” in Dollars of any Committed Currency on any date means the equivalent in Dollars of such Committed Currency determined by using the rate at which such Committed Currency may be exchanged into Dollars on such day determined by using the rate of exchange for the purchase of Dollars with such Committed Currency in the London foreign exchange market at or about 11:00 ~~a~~A.~~m~~M. (London time) (unless otherwise indicated by the terms of this Agreement) on such day as displayed by ICE Data Services as the “ask price”, or as displayed on such other information service which publishes that rate of exchange from time to time in place of ICE Data Services (and in the event that such rate does not appear on ICE Data Services (or on any information service which publishes that rate of exchange from time to time in place of ICE Data Services), the Equivalent of such amount in Dollars will be determined in such manner as the Borrower and the Designated Agent shall agree (including by reference to any such other publicly available service for displaying exchange rates) or, in the absence of such agreement, by the Designated Agent using any method of determination it deems appropriate in its reasonable discretion); and

the “Equivalent” in any Committed Currency of Dollars on any date means the equivalent in such Committed Currency of Dollars determined by using the rate at which Dollars may be exchanged for such Committed Currency on such day determined by using the rate of exchange for the purchase of such Committed Currency with Dollars in the London foreign exchange market at or about 11:00 ~~a~~A.~~m~~M. (London time) (unless otherwise indicated by the terms of this Agreement) on such day as displayed by ICE Data Services as the “ask price”, or as displayed on such other information service which publishes that rate of exchange from time to time in place of ICE Data Services (and in the event that such rate does not appear on ICE Data Services (or on any information service which publishes that rate of exchange from time to time in place of ICE Data Services), the Equivalent of such amount in such Committed Currency will be determined in such manner as the Borrower and the Designated Agent shall agree (including by reference to any such other publicly available service for displaying exchange rates) or, in the absence of such agreement, by the Designated Agent using any method of determination it deems appropriate in its reasonable discretion).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

“ERISA Affiliate” means any Person that for purposes of Title IV of ERISA is a member of the ~~Borrower~~Parent’s controlled group, or under common control with the ~~Borrower~~Parent, within the meaning of Section 414 of the ~~Internal Revenue~~ Code ~~of 1986, as amended~~.

“ERISA Event” means: (a) (i) the occurrence with respect to a Plan of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the Pension Benefit Guaranty Corporation, or (ii) the provisions of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are applicable with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in subsection (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA could reasonably be expected to occur with respect to such Plan within the following 30 days; (b) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations by the ~~Borrower~~Parent or any ERISA Affiliate at a facility in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by the ~~Borrower~~Parent or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by the ~~Borrower~~Parent or any ERISA Affiliate to make a payment to a Plan described in Section 302~~(f)(1)(A) of ERISA; (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307~~ of ERISA; or (~~g~~f) the institution by the Pension Benefit Guaranty Corporation of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition which is reasonably likely to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Plan.

“EU Bail-In Legislation Schedule” has the meaning specified in Section 9.19.

“Eurocurrency Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Eurocurrency Lending Office” opposite its name on Schedule 1.01 hereto or in the Assumption Agreement or the Assignment and Acceptance, as the case may be, pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Designated Agent for such purpose.

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Eurocurrency Rate” means, with respect to any Eurocurrency Rate Advance for any Interest Period, the rate per annum equal to (a) the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in the applicable currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period as displayed on the Reuters screen page that displays such rate (currently page LIBOR01) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other information service or such other source that publishes such rate as shall be selected by the Designated Agent with the consent of the Borrower, not to be unreasonably withheld), at approximately 11:00 A.M. (London time) two Business Days prior to the commencement of such Interest Period (or, in the case of a Eurocurrency Rate Advance denominated in Sterling, on the first day of such Interest Period) (the “Screen Rate”) divided by (b) a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage for such Interest Period (provided that, if for any reason a Screen Rate (including an Interpolated Screen Rate, as provided below) is not available, the term “Eurocurrency Rate” shall mean, for any Interest Period for each Eurocurrency Rate Advance comprising part of the same Borrowing, (i) an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1.00% per annum, if such average is not such a multiple) of the rate per annum at which deposits in Dollars or the applicable Committed Currency, as the case may be, are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period (or, in the case of a Eurocurrency Rate Advance denominated in Sterling, on the first day of such Interest Period) for a period equal to such Interest Period and in an amount substantially equal to such Reference Bank’s Eurocurrency Rate Advance comprising part of such Borrowing divided by (ii) a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage for such Interest Period). In the event that the Eurocurrency Rate is to be determined by the Reference Banks, the Eurocurrency Rate for any Interest Period for each Eurocurrency Rate Advance comprising part of the same Borrowing shall be determined by the Designated Agent on the basis of applicable rates furnished to and received by the Designated Agent from the Reference Banks two Business Days before the first day of such Interest Period (or, in the case of a Eurocurrency Rate Advance denominated in Sterling, on the first day of such Interest Period), subject, however, to the provisions of Section 2.08. If, as to any currency, no Screen Rate shall be available for a particular Interest Period but Screen Rates shall be available for maturities both longer and shorter than such Interest Period, then the Screen Rate for such Interest Period shall be the Interpolated Screen Rate. For the avoidance of doubt, nothing in this Agreement shall obligate any Reference Bank to provide the information referred to in clause (i) ~~hereof~~above. Notwithstanding the foregoing, the Eurocurrency Rate shall in no event be less than zero.

“Eurocurrency Rate Advance” means an Advance denominated in Dollars or a Committed Currency which bears interest as provided in Section 2.06(a)(ii).

“Eurocurrency Rate Reserve Percentage” means, with respect to any Lender for any Interest Period for any Eurocurrency Rate Advance, the reserve percentage applicable during such Interest Period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Rate Advances is determined) having a term equal to such Interest Period.

“Events of Default” has the meaning specified in Section 7.01.

“Excluded Entity” means each of the Hong Kong Disneyland Entities, the Shanghai Project Entities and the Specified Project Entities.

“Excluded Taxes” has the meaning specified in Section 2.14(a).

“Existing Credit Agreement” means the Five-Year Credit Agreement dated as of March 14, 2014, among the Borrower, the banks, financial institutions and other institutional lenders party thereto and JPMorgan Chase Bank, N.A., as designated agent for the lenders thereunder, as such agreement may have been amended, supplemented or otherwise modified from time to time.

“Existing Letters of Credit” means the outstanding letters of credit originally issued or deemed issued under the Existing Credit Agreement that are identified on Schedule 3.01 hereto.

“Extending Lender” has the meaning specified in Section 2.20(b).

“Extension Date” has the meaning specified in Section 2.20(b).

“FATCA” means Sections 1471 through 1474 of the Code, as in effect on the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among ~~governmental authorities~~Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.

“Fox Acquisition Closing Date” means the date of the consummation and closing of the Fox Acquisition Transactions, as such date is confirmed by the Borrower to the Designated Agent in writing or publicly announced by the Parent.

“Fox Acquisition Transactions” means the transactions under the Fox Merger Agreement as a result of which the Borrower and 21CF will become direct wholly-owned Subsidiaries of the Guarantor.

“Fox Merger Agreement” means that certain Agreement and Plan of Merger dated as of December 13, 2017, as amended and restated as of June 20, 2018, among the Borrower, 21CF, the Guarantor and certain other parties thereto (together with all exhibits, schedules and disclosure letters thereto).

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means the government of the United States of America or any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guaranteed Obligations” has the meaning specified in Section 10.01.

“Guarantor” has the meaning specified in the preamble to this Agreement.

“Guaranty” means the guaranty and the other obligations of the Guarantor under Article X.

“Guaranty Beneficiaries” means the Designated Agent, the Issuing Banks, the Lenders and any other holders of Guaranteed Obligations.

“Hazardous Material” means (a) any petroleum or petroleum product, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation or radon gas, (b) any substance defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “toxic substances”, “contaminants” or “pollutants”, or words of similar import, under any applicable Environmental Law or (c) any other substance exposure to which is regulated by any governmental or regulatory authority.

“Hong Kong Disneyland Entity” means any ~~Subsidiary~~subsidiary of the ~~Borrower~~Parent and any other Person whose equity securities or interests are owned, directly or indirectly, in whole or in part, by the ~~Borrower~~Parent or any of its ~~Subsidiaries~~subsidiaries, the primary business of which is the direct or indirect ownership, management, operation, design, construction and/or financing of the recreational and commercial facilities and complex, or any part thereof or any addition thereto, commonly known as “Hong Kong Disney”, “Hong Kong Disneyland” or “Disneyland Resort Hong Kong”, located at Penny’s Bay on Lantau Island, Hong Kong, which ~~Subsidiaries~~subsidiaries and other Persons include, without limitation, as of the date hereof, Hongkong International Theme Parks Limited, Hong Kong Disneyland Management Limited and Walt Disney Holdings (Hong Kong) Limited.

“Increase Date” has the meaning specified in Section 2.19(a).

“Increasing Lender” has the meaning specified in Section 2.19(b).

“Indemnified Matters” has the meaning specified in Section 9.08.

“Indemnified Party” has the meaning specified in Section 9.08.

“Initial Base Rate Advance Date” means any date on which a Base Rate Advance is made and immediately prior to which no Base Rate Advances were outstanding.

“Interest Period” means, for each Eurocurrency Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurocurrency Rate Advance or on the date of the Conversion of any Base Rate Advance into a Eurocurrency Rate Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three, six or, if generally available to all of the Lenders, twelve months as the Borrower may select, upon notice received by the Designated Agent not later than (x) 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period for each Eurocurrency Rate Advance denominated in any Committed Currency or (y) 1:00 P.M. (New York City time) on the third Business Day prior to the first day of such Interest Period for each Eurocurrency Rate Advance denominated in Dollars; provided, however, that:

~~(i)~~ (i) Interest Periods commencing on the same date for Eurocurrency Rate Advances comprising part of the same Borrowing shall be of the same duration;

~~(ii)~~ (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause the last day of such Interest Period to occur in the next succeeding calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day;

~~(iii)~~ (iii) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month; and

~~(iv)~~ (iv) the Borrower may not select for any Advance any Interest Period which ends after the scheduled Termination Date then in effect.

“Interpolated Screen Rate” means, with respect to any Eurocurrency Rate Advance denominated in any currency for any Interest Period, a rate per annum which results from interpolating on a linear basis between (a) the applicable Screen Rate for the longest maturity for which a Screen Rate is available that is shorter than such Interest Period and (b) the applicable Screen Rate for the shortest maturity for which a Screen Rate is available that is longer than such Interest Period.

“IRS” means the U.S. Internal Revenue Service.

“Issue” means, with respect to any Letter of Credit, either to issue, or to increase the amount of, such Letter of Credit, and the term “Issued” or “Issuance” shall have corresponding meanings. For the avoidance of doubt, the renewal of an Auto-Renewal Letter of Credit shall not be deemed to be an Issuance.

“Issuing Bank” means any of JPMorgan Chase Bank, N.A., Citibank, N.A., BNP Paribas, Deutsche Bank AG New York Branch and any other Lender which agrees to become, and is designated as, an Issuing Bank under Section 3.08(a), or any Affiliate of any of the foregoing as agreed to from time to time by the Borrower and such Issuing Bank, that may from time to time Issue Letters of Credit for the account of the Borrower and on behalf of Borrower and/or one or more of its subsidiaries.

“Issuing Commitment” means, as to any Issuing Bank, the amount set forth opposite such Issuing Bank’s name on Schedule 3.01 hereto, as it may change pursuant to Section 3.08(b).

“LC Collateral Account” means a deposit account to be designated by the Designated Agent from time to time, which deposit account shall be in the name of the Borrower and shall bear interest for the benefit of the Borrower at a rate equal to the rate generally offered by the Designated Agent for deposits equal to the amount deposited by the Borrower in such deposit account for a term equal to that applicable to such deposit account (such term to be mutually agreed between the Borrower and the Designated Agent).

“LC Commitment Percentage” means, with respect to each Lender, the percentage which the then existing Commitment of such Lender is of the Commitments of all Lenders; provided, however, that when used with respect to Letters of Credit which expire after the Termination Date has occurred, the LC Commitment Percentage of each Lender shall be the percentage, immediately prior to the Termination Date, that such Lender’s Commitment is of the Commitments of all Lenders.

“Lenders” means, collectively, the Persons listed on Schedule 2.01, ~~to the extent applicable,~~ each Assuming Lender that shall become a party hereto pursuant to Section 2.19 or 2.20 and each Eligible Assignee that shall become a party hereto pursuant to Section 9.07, in each case other than any such Person that shall have ceased to be a party hereto pursuant to Section 9.07.

“Letter of Credit” means a letter of credit issued for the account of the Borrower and on behalf of Borrower and/or one or more of its subsidiaries, as provided in Article III.

“Letter of Credit Exposure” means, as to any Lender at any time, such Lender’s LC Commitment Percentage of the Letter of Credit Liability at such time.

“Letter of Credit Liability” means, as of any date of determination, all then existing liabilities of the Borrower to the Issuing Banks in respect of the Letters of Credit, whether such liability is contingent or fixed, and shall, in each case, consist of the sum of (i) the aggregate maximum amount (the determination of such maximum amount to assume compliance with all conditions for drawing) then available to be drawn under such Letters of Credit (including without limitation, amounts available under such Letters of Credit for which a draft has been presented but not yet honored) and (ii) the aggregate amount which has then been paid by and not been reimbursed to the Issuing Banks under such Letters of Credit. For the purposes of determining the Letter of Credit Liability, the face amount of Letters of Credit outstanding in any Committed Currency shall be expressed as the Equivalent in Dollars of such Committed Currency.

“Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement which has the same effect as a lien or security interest.

“Loan Documents” means this Agreement and each Note delivered pursuant to Section 2.17(a), in each case as amended, modified, supplemented or restated from time to time.

“Loan Party” means the Borrower and the Guarantor.

“Majority Lenders” means, at any time, Lenders owed at least a majority in interest of the aggregate unpaid principal amount of the Advances owing to the Lenders at such time, or, if no such principal amount is outstanding at such time, Lenders having at least a majority in interest of the Commitments at such time; provided, however, that neither the Borrower nor any of its Affiliates, if a Lender, shall be included in the determination of the Majority Lenders at any time. For the purposes of this definition, the aggregate principal amount of Letter of Credit Liability owing to each Issuing Bank shall be considered Advances to be owed to the Lenders ratably in accordance with their respective Commitments.

“Material Subsidiary” means, at any date of determination, a Subsidiary of the ~~Borrower~~Parent that, either individually or together with its Subsidiaries, taken as a whole, has total assets exceeding $250,000,000 on such date.

“Maximum Applicable Margin” means, as of any date, the applicable rate per annum set forth in the table below, as determined by reference to the Public Debt Rating in effect on such date:

Ratings Level	Public Debt Rating S&P/Moody’s	Maximum Applicable Margin for Eurocurrency Rate Advances	Maximum Applicable Margin for Base Rate Advances
Level 1	At least A+ by S&P/A1 by Moody’s	0.750%	0.000%
Level 2	A by S&P/A2 by Moody’s	1.000%	0.000%
Level 3	A- by S&P/A3 by Moody’s	1.250%	0.250%
Level 4	Lower than A- by S&P/A3 by Moody’s or unrated	1.500%	0.500%

“Measurement Period” means, at any date of determination, the most recently completed four consecutive fiscal quarters of the ~~Borrower~~Parent on or immediately prior to such date.

“Minimum Applicable Margin” means, as of any date, the applicable rate per annum set forth in the table below, as determined by reference to the Public Debt Rating in effect on such date:

Ratings Level	Public Debt Rating S&P/Moody’s	Minimum Applicable Margin for Eurocurrency Rate Advances	Minimum Applicable Margin for Base Rate Advances
Level 1	At least A+ by S&P/A1 by Moody’s	0.150%	0.000%
Level 2	A by S&P/A2 by Moody’s	0.250%	0.000%
Level 3	A- by S&P/A3 by Moody’s	0.375%	0.000%
Level 4	Lower than A- by S&P/A3 by Moody’s or unrated	0.500%	0.000%

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the ~~Borrower~~Parent or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions.

“Multiple Employer Plan” means a single-employer plan, as defined in Section 4001(a)(15) of ERISA, that (i) is maintained for employees of the ~~Borrower~~Parent or any ERISA Affiliate and at least one Person other than the ~~Borrower~~Parent and the ERISA Affiliates or (ii) was so maintained and in respect of which the ~~Borrower~~Parent or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

“Negotiation Period” has the meaning specified in the definition of “Credit Default Swap Spread”.

“Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time.

“Note” has the meaning specified in Section 2.17(a).

“Notice of Borrowing” has the meaning specified in Section 2.02(a).

“Notice of Letter of Credit Request” has the meaning set forth in Section 3.02.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 ~~a~~A.~~m~~M. (New York City time) on such day received by the Designated Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Obligor” means the Borrower and, from and after the Fox Acquisition Closing Date, each of the Borrower and the Guarantor.

“OFAC” means Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Other Taxes” has the meaning specified in Section 2.14(b).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Parent” means (a) prior to the Fox Acquisition Closing Date, the Borrower and (b) on and after the Fox Acquisition Closing Date, the Guarantor.

“Participant Register” has the meaning specified in Section 9.07(e).

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56 and all other laws and regulations relating to money-laundering and terrorist activities.

“Payment Office” means, for any Committed Currency, such office of the Designated Agent as shall be from time to time selected by the Designated Agent and notified by the Designated Agent to the Borrower and the Lenders.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Plan” means a Single Employer Plan or a Multiple Employer Plan.

“Platform” has the meaning specified in Section 9.02(b).

“Prime Rate” means the rate of interest publicly announced from time to time by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in New York City~~; each~~. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Public Debt Rating” means, as of any date of determination, the higher rating that has been most recently announced by either S&P or Moody’s, as the case may be, for any class of senior, unsecured, non-credit enhanced long-term public debt issued by the Borrower. For purposes of the foregoing, (a) if only one of S&P and Moody’s shall have in effect a Public Debt Rating, the Maximum Applicable Margin, the Minimum Applicable Margin and the Commitment Fee Percentage shall be determined by reference to the available rating; (b) if neither S&P nor Moody’s shall have in effect a Public Debt Rating, the Maximum Applicable Margin, the Minimum Applicable Margin and the Commitment Fee Percentage will be set in accordance with Level 4 under the definition of “Maximum Applicable Margin”, “Minimum Applicable Margin” or “Commitment Fee Percentage”, as the case may be; (c) if the ratings established by S&P and Moody’s shall fall within different levels, the Maximum Applicable Margin, the Minimum Applicable Margin and the Commitment Fee Percentage shall be based upon the higher rating; (d) if any rating established by S&P or Moody’s shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (e) if S&P or Moody’s shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody’s, as the case may be, shall refer to the then-equivalent rating by S&P or Moody’s, as the case may be.

“Reference Banks” means each of BNP Paribas, Citibank, N.A. and JPMorgan Chase Bank, N.A., or, in the event that fewer than two of such banks remain Lenders hereunder at any time, any other commercial bank designated by the Borrower (with the consent of such bank) and approved by the Majority Lenders as constituting a “Reference Bank” hereunder, in each case, acting in its capacity as a “Reference Bank” hereunder.

“Register” has the meaning specified in Section 9.07(c).

“Responsible Officer” means the chief executive officer, the president, the chief financial officer, the treasurer or any assistant treasurer of the Borrower or the Guarantor, as applicable.

“S&P” means Standard & Poor’s Ratings Services, a subsidiary of McGraw Hill Financial, Inc., and any successor to its rating agency business.

“Sanctions Laws” means trade or financial sanctions imposed, administered or enforced by the ~~Office of Foreign Assets Control (“OFAC ”) of the U.S. Department of the Treasury~~OFAC or similar trade or financial sanctions imposed, administered or enforced by (a) the U.S. Department of State pursuant to the International Emergency Economic Powers Act, Trading with the Enemy Act, United Nations Participation Act, Foreign Narcotics Kingpin Designation Act, Comprehensive Iran Sanctions, Accountability, and Divestment Act, Iran Threat Reduction and Syria Human Rights Act and related executive orders and regulations, (b) Her Majesty’s Treasury of the United Kingdom, (c) the European Union~~,~~ or (d) United Nations Security Council.

“Sanctioned Person” means any Person currently named on OFAC’s List of Specially Designated Nationals and Blocked Persons or any entity that is 50% or more owned by such Person; the Sanctioned Entities List maintained by the U.S. Department of State; the Consolidated list of persons, groups and entities subject to European Union financial sanctions maintained by the European Union External Action Committee; the Consolidated List of Financial Sanctions Targets maintained by Her Majesty’s Treasury of the United Kingdom; and the Compendium of United Nations Security Council Sanctions Lists.

“Screen Rate” has the meaning assigned to that term in the definition of “Eurocurrency Rate”.

“SEC” ~~has the meaning specified in Section 6.01(e)(i).~~means the United States Securities and Exchange Commission.

“Shanghai Project Entity” means any ~~Subsidiary~~subsidiary of the ~~Borrower~~Parent and any other Person whose equity securities or interests are owned, directly or indirectly, in whole or in part, by the ~~Borrower~~Parent or any of its ~~Subsidiaries~~subsidiaries, the primary business of which is the direct or indirect ownership, management, operation, design, construction and/or financing of the recreational and commercial facilities and complex or any part thereof or any addition thereto, to be known as “Shanghai Disney”, “Shanghai Disneyland” or “Disneyland Resort Shanghai” or by any similar name, to be located in the Pudong New Area, Shanghai, People’s Republic of China, which ~~Subsidiaries~~subsidiaries and other Persons include, without limitation, as of the date hereof, Shanghai International Theme Park Company Limited, Shanghai International Theme Park Associated Facilities Company Limited, Shanghai International Theme Park and Resort Management Company Limited and WD Holdings (Shanghai), LLC.

“Single Employer Plan” means a single-employer plan, as defined in Section 4001(a)(15) of ERISA, that (i) is maintained for employees of the ~~Borrower~~Parent or an ERISA Affiliate and no Person other than the ~~Borrower~~Parent and the ERISA Affiliates or (ii) was so maintained and in respect of which the ~~Borrower~~Parent or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

“Specified Project Entity” means:

~~(a)~~ (a) DVD Financing, Inc.;

~~(a)~~ (b) each Affiliate of the ~~Borrower~~Parent organized after February 25, 2004 (the “Organization Date”) (or whose business commenced after the Organization Date) and any other Person organized after the Organization Date (or whose business commenced after the Organization Date) whose equity securities or interests are owned, directly or indirectly, in whole or in part, by the ~~Borrower~~Parent or any of its ~~Subsidiaries~~subsidiaries, in each case, if:

~~(i)~~ (i) such Affiliate or other Person has incurred Debt for the purpose of financing all or a part of the costs of the acquisition, construction, development or operation of a particular project (“Project Debt”);

~~(ii)~~ (ii) except for customary guarantees, keep-well agreements and similar credit and equity support arrangements in respect of Project Debt incurred by such Affiliate or other Person from the ~~Borrower~~Parent or any of its ~~Subsidiaries~~subsidiaries not in excess of $150,000,000 or from third parties, the source of repayment of such Project Debt is limited to the assets and revenues of such particular project (or, if such particular project comprises all or substantially all of the assets of such Affiliate or other Person, the assets and revenues of such Affiliate or other Person); and

~~(iii)~~ (iii) the property over which Liens are granted to secure such Project Debt, if any, consists solely of the assets and revenues of such particular project or the equity securities or interests of such Affiliate or other Person or a Subsidiary of the ~~Borrower~~Parent referred to in clause (c) below; and

~~(b)~~ (c) each Affiliate of the ~~Borrower~~Parent organized after the Organization Date (or whose business commenced after the Organization Date) whose equity securities or interests are owned, directly or indirectly, in whole or in part, by the ~~Borrower~~Parent or any of its ~~Subsidiaries~~subsidiaries, the primary business of which is the direct or indirect ownership, management or operation of, or provision of services to, any Affiliate or other Person referred to in clause (b) above.

“Subsidiary” means with respect to any Person, ~~any~~ (a) any corporation (or foreign equivalent) other than an Excluded Entity or (b) any general partnership, limited partnership or limited liability company (or foreign equivalent) other than an Excluded Entity (each, a “Non-Corporate Entity”), in either case, of which more than 50% of the outstanding capital stock (or comparable interest) having ordinary voting power (irrespective of whether at the time capital stock (or comparable interest) of any other class or classes of such corporation or Non-Corporate Entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly (through one or more Subsidiaries) owned by such Person. In the case of a Non-Corporate Entity, a Person shall be deemed to have more than 50% of interests having ordinary voting power only if such Person’s vote in respect of such interests comprises more than 50% of the total voting power of all such interests in such Non-Corporate Entity. For purposes of this definition, any managerial powers or rights comparable to managerial powers afforded to a Person solely by reason of such Person’s ownership of general partner or comparable interests (or foreign equivalent) shall not be deemed to be “interests having ordinary voting power”.

“Taxes” has the meaning specified in Section 2.14(a).

“Termination Date” means the earlier of (a) March 9, 2023, subject to the extension thereof pursuant to Section 2.20, and (b) the date of termination in whole of the aggregate Commitments pursuant to Section 2.04 or 7.01; provided, however, that the Termination Date of any Lender that is a Declining Lender in connection with any requested extension pursuant to Section 2.20 shall be the Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.

~~“2016 Credit Agreement” means the Five-Year Credit Agreement dated as of March 11, 2016, among the Borrower, the banks, financial institutions and other institutional lenders party thereto and JPMorgan Chase Bank, N.A., as designated agent for the lenders thereunder, as such agreement may be amended, supplemented or otherwise modified hereafter from time to time.~~

“Type” ~~has the meaning specified in the definition of “Advance ”~~means, in respect of any Advance, whether such Advance is a Base Rate Advance or a Eurocurrency Rate Advance.

“United States” and “U.S.” each means the United States of America.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Write-Down and Conversion Powers” has the meaning specified in Section 9.19.

SECTION 1.02.    ~~SECTION 1.02~~ Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.

SECTION 1.03.    ~~SECTION 1.03~~ Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP as in effect from time to time; provided, however, that if any changes in accounting principles from those used in the preparation of the financial statements referred to in Section 5.01(c) dated September ~~30, 2017,~~29, 2018, hereafter occur by reason of the promulgation of rules, regulations, pronouncements, opinions or other requirements of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or

successors thereto or agencies with similar functions) and result in a change in the method of calculation of any financial covenant or term related thereto contained in this Agreement, then upon the request of either the ~~Borrower~~Parent or the Designated Agent (acting at the instruction of the Majority Lenders), the ~~Borrower~~Parent and the Designated Agent shall enter into negotiations to amend such financial covenant or other relevant terms of this Agreement to eliminate the effect of any such change; provided further, however, that upon such request and until such amendment becomes effective, such financial covenant or other relevant terms shall be performed, observed and determined in accordance with GAAP as in effect immediately prior to such change.

ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01.    ~~SECTION 2.01~~ The Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate amount (based in respect of any Advances denominated in a Committed Currency on the Equivalent in Dollars determined on the date of delivery of the applicable Notice of Borrowing) not to exceed at any time outstanding the ~~Dollar amount set forth opposite such Lender’s name on Schedule 2.01 or, if such Lender has become a Lender hereunder pursuant to an Assumption Agreement, the Dollar amount set forth for such Lender in such Assumption Agreement or, if such Lender has entered into an Assignment and Acceptance, the Dollar amount set forth for such Lender in the Register maintained by the Designated Agent pursuant to Section 9.07(c), as such amount may be reduced pursuant to Section 2.04 or increased pursuant to Section 2.19 (such Lender’s “Commitment ”), in any case and at any time~~Commitment of such Lender then in effect less the amount of such Lender’s Letter of Credit Exposure at such time; provided that the Lenders shall not be obligated to, and shall not, make any Advances as part of a Borrowing if after giving effect to such Borrowing the sum of the then-outstanding aggregate amount of all Borrowings and the then outstanding aggregate amount of all Letter of Credit Liability shall exceed the aggregate amount of the Commitments then in effect. Each Borrowing shall be in an aggregate amount of $5,000,000, £5,000,000, €5,000,000 or ¥500,000,000, as applicable, or an integral multiple of $1,000,000, £1,000,000, €1,000,000 or ¥100,000,000, as applicable, in excess thereof, except that any Borrowing may be in an amount equal to the remaining unused amount of the Commitments or the Equivalent thereof in a Committed Currency; provided that, in the case of any Borrowing made for the purpose of reimbursing a drawing under any Letter of Credit, (A) the aggregate amount of such Borrowing shall be not less than $1,000,000 and (B) if the aggregate amount of such Borrowing is less than $5,000,000, such Borrowing shall consist solely of Base Rate Advances. Except as set forth in clause (B) of the preceding sentence, each Borrowing shall consist of Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of each Lender’s Commitment, the Borrower from time to time may borrow under this Section 2.01, prepay pursuant to Section 2.10 and reborrow under this Section 2.01.

SECTION 2.02.    ~~SECTION 2.02~~ Making the Advances. ~~(a)~~ (a) Each Borrowing shall be made on notice, given not later than (x) 11:00 A.M. (New York City time) on the same Business Day as the date of a proposed Borrowing comprised of Base Rate Advances, (y) 11:00 A.M. (London time) on the third Business Day prior to the date of a proposed Borrowing comprised of Eurocurrency Rate Advances denominated in any Committed Currency or (z) 1:00 P.M. (New York City time) on the third Business Day prior to the date of a proposed Borrowing comprised of Eurocurrency Rate Advances denominated in Dollars, by the Borrower to the Designated Agent, which shall give to each Lender prompt notice thereof ~~by telecopier~~. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be ~~by telecopier~~in writing, or by telephone confirmed immediately ~~by telecopier~~in writing, in substantially the form of Exhibit A-1 hereto, specifying therein the requested (i) date of such Borrowing (which shall be a Business Day), (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing and (iv) in the case of a Borrowing comprised of Eurocurrency Rate Advances, initial Interest Period and currency for each such Advance. Each Lender shall, before (A) 1:00 P.M. (New York City time) on the date of such Borrowing consisting of Advances denominated in Dollars or (B) 1:00 P.M. (London time) on the date of such Borrowing consisting of Advances denominated in any Committed Currency, make available for the account of its Applicable Lending Office to the Designated Agent at the Designated Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing. After the Designated Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article IV, the Designated Agent will make such funds available to the Borrower at the office where the Designated Agent’s Account is maintained (or to an account of the Borrower in the relevant jurisdiction and designated by the Borrower in the applicable Notice of Borrowing, in the case of Advances denominated in a Committed Currency).

(b)    Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing which the related Notice of Borrowing specifies as to be comprised of Eurocurrency Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article IV, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by such Lender to fund the Eurocurrency Rate Advance to be made by such Lender as part of such Borrowing when such Eurocurrency Rate Advance, as a result of such failure, is not made on such date.

(c)    Unless the Designated Agent shall have received notice from a Lender on or prior to the date of any Borrowing that such Lender will not make available to the Designated Agent such Lender’s ratable portion of such Borrowing, the Designated Agent may, but shall not be required to, assume that such Lender has made such portion available to the Designated Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Designated Agent may, but shall not be required to, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that any Lender shall not have made such ratable portion available to the Designated Agent, such Lender agrees to pay to the Designated Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Designated Agent, at (A) the Federal Funds Rate in the case of Advances denominated in Dollars or (B) the cost of funds incurred by the Designated Agent in respect of such amount in the case of Advances denominated in Committed Currencies; provided, however, that (i) within two Business Days after any Lender shall fail to make such ratable portion available to the Designated Agent, the Designated Agent shall notify the Borrower of such failure and (ii) if such Lender shall not have paid such corresponding amount to the Designated Agent within two Business Days after such demand is made of such Lender by the Designated Agent, the Borrower agrees to repay to the Designated Agent forthwith upon demand by the Designated Agent to the Borrower such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Designated Agent, at the interest rate applicable at the time to Advances comprising such Borrowing. If and to the extent such corresponding amount shall be paid by such Lender to the Designated Agent in accordance with this Section 2.02(c), such amount shall constitute such Lender’s Advance as part of such Borrowing for all purposes of this Agreement.

(d)    The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

SECTION 2.03.    ~~SECTION 2.03~~ Commitment Fee. The Borrower agrees to pay to each Lender a commitment fee on the average daily unused amount of such Lender’s Commitment (i) in the case of each Lender on the Effective Date, from the Effective Date or (ii) in the case of any Lender that becomes a Lender after the Effective Date, the effective date specified in the Assumption Agreement or the Assignment and Acceptance pursuant to which it became a Lender, until, in each case, the Termination Date, payable quarterly in arrears on the first Business Day of each January, April, July and October during the term of such Lender’s Commitment, commencing April 2, 2018, and on the Termination Date, at the rate per annum equal to the Commitment Fee Percentage in effect from time to time.

SECTION 2.04.    ~~SECTION 2.04~~ Reduction of the Commitments. The Borrower shall have the right, upon at least three Business Days’ notice to the Designated Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Lenders; provided that each partial reduction shall be in the aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof; provided further that after giving effect to any such partial reduction, the total Commitments shall not be less than the sum of (i) then-outstanding aggregate amount of Advances and (ii) the Letter of Credit Liability. Once terminated, such Commitments may not be reinstated.

SECTION 2.05.    ~~SECTION 2.05~~ Repayment of Advances. The Borrower shall repay to each Lender on the Termination Date the aggregate principal amount of the Advances owing to such Lender on such date.

SECTION 2.06.    ~~SECTION 2.06~~ Interest on Advances. ~~(a)~~ (a) Scheduled Interest. The Borrower shall pay to each Lender interest on the unpaid principal amount of each Advance owing to such Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

(i)    Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate and (B) the Applicable Margin in effect from time to time, payable quarterly in arrears on the first Business Day of each January, April, July and October during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

(ii)    Eurocurrency Rate Advances. During such periods as such Advance is a Eurocurrency Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurocurrency Rate for such Interest Period for such Advance and (B) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on the date which occurs three months and, if applicable, six months, nine months and twelve months after the first day of such Interest Period and on the date such Eurocurrency Rate Advance shall be Converted or paid in full.

(b)    Default Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance that is not paid when due and on the unpaid amount of all interest, fees and other amounts payable hereunder that is not paid when due, payable on demand of the Designated Agent or the Majority Lenders, at a rate per annum equal at all times to (i) in the case of any amount of principal, 2.00% per annum above the rate per annum required to be paid on such Advance immediately prior to the date on which such amount became due and (ii) to the fullest extent permitted by law, in the case of all other amounts, 2.00% per annum above the rate of interest applicable to Base Rate Advances in effect from time to time.

SECTION 2.07.    ~~SECTION 2.07~~ [Intentionally Omitted.]

SECTION 2.08.    ~~SECTION 2.08~~ Interest Rate and Letter of Credit Determination. ~~(a)~~ (a) If requested, each Reference Bank may, but shall not be required to, furnish to the Designated Agent timely information for the purpose of determining each Eurocurrency Rate. ~~If~~Subject to Section 2.08(c), if any one or more of the Reference Banks shall not furnish such timely information to the Designated Agent for the purpose of determining such interest rate, the Designated Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

(b)    The Designated Agent shall give prompt notice to the Borrower and the Lenders of (i) the applicable interest rate and/or letter of credit fee determined by the Designated Agent and (ii) subject to Section 2.13(b), the details of such determination (including, without limitation, disclosure of the Credit Default Swap Spread) for purposes of Sections 2.06(a)(i), 2.06(a)(ii) and/or 3.05(a).

(c)     If, at any time when the Eurocurrency Rate is being determined by reference to rates furnished by the Reference Banks in accordance with the definition of “Eurocurrency Rate”, fewer than two Reference Banks furnish timely information to the Designated Agent for purposes of determining the Eurocurrency Rate for any Eurocurrency Rate Advances, (i) the Designated Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such Eurocurrency Rate Advances, (ii) each such Advance denominated in Dollars will automatically, on the last day of the then-existing Interest Period therefor, Convert into a Base Rate Advance (or, if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), (iii) each such Advance denominated in a currency other than Dollars shall be prepaid and (iv) the obligation of the Lenders to make, or to Convert Advances into, Eurocurrency Rate Advances shall be suspended until the Designated Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

(d)    If, with respect to any Eurocurrency Rate Advances in any currency, (i) the Designated Agent shall be unable to determine the Eurocurrency Rate as contemplated hereby or (ii) the Majority Lenders notify the Designated Agent that (A) they are unable to obtain matching deposits in such currency in the London interbank market at or about 11:00 A.M. (London time) on the second Business Day before the making of a Borrowing (or, in the case of a Borrowing denominated in Sterling, on the date of such Borrowing) in sufficient amounts to fund their respective Eurocurrency Rate Advances as a part of such Borrowing during its Interest Period or (B) the Eurocurrency Rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority Lenders (which cost each such Majority Lender reasonably determines in good faith is material) of making, funding or maintaining their respective Eurocurrency Rate Advances in such currency for such Interest Period, the Designated Agent shall forthwith so notify the Borrower and the Lenders, whereupon, unless, in the case of a development referred to in the preceding clause (ii)(B), the Applicable Margin shall be increased to reflect such costs as determined by such Majority Lenders and as agreed by the Borrower, and in any event subject to ~~clause~~ Section 2.08(e) ~~below~~, (A) the obligation of the Lenders to make or continue at the end of the Interest Period, or to Convert Base Rate Advances into, Eurocurrency Rate Advances in such currency shall be suspended until the Designated Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist and (B) the Borrower will, on the last day of the then-existing Interest Period therefor, (1) if such Eurocurrency Rate Advances are denominated in Dollars, either (x) prepay such Advances or (y) Convert such Advances into Base Rate Advances and (2) if such Eurocurrency Rate Advances are denominated in any affected Committed Currency, prepay such Advances. The Designated Agent shall use reasonable efforts to determine from time to time whether the circumstances causing such suspension no longer exist and, promptly after the Designated Agent knows that the circumstances causing such suspension no longer exist, the Designated Agent shall notify the Borrower and the Lenders.

(e)    If at any time the Designated Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in ~~clause~~ Section 2.08(d)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in ~~clause~~ Section 2.08(d)(i) have not arisen but the supervisor for the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Designated Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then the Designated Agent and the Borrower shall endeavor to establish an alternate rate of interest to the Eurocurrency Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin). Notwithstanding anything to the contrary in Section 8.01, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Designated Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (e) (but, in the case of the circumstances described in clause (ii) of the first sentence of this clause (e), only to the extent the Screen Rate for the applicable currency and such Interest Period is not available or published at such time on a current basis), clauses (A) and (B) of ~~clause~~ Section 2.08(d) shall be applicable. Notwithstanding the foregoing, if any alternate rate of interest established pursuant to this clause (e) (without giving effect to the Applicable Margin or any alternative spread that may have been agreed upon over the applicable Lenders’ deemed cost of funds) shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.

(f)    If the Borrower shall fail to select the duration of any Interest Period for any Eurocurrency Rate Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01, the Designated Agent will forthwith so notify the Borrower and the Lenders and such Advances will automatically, on the last day of the then-existing Interest Period therefor, (i) if such Eurocurrency Rate Advances are denominated in Dollars, be Converted into Base Rate Advances and (ii) if such Eurocurrency Rate Advances are denominated in any Committed Currency, be continued as Eurocurrency Rate Advances with a one-month Interest Period.

(g)    Upon the occurrence and during the continuance of any Event of Default under Section 7.01(a), (i) each Eurocurrency Rate Advance denominated in Dollars will automatically, on the last day of the then-existing Interest Period therefor, be Converted into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurocurrency Rate Advances shall be suspended.

SECTION 2.09.    ~~SECTION 2.09~~ Optional Conversion of Advances. The Borrower may on any Business Day, upon notice given to the Designated Agent not later than (i) 11:00 A.M. (New York City time) on the same Business Day as the date of the proposed Conversion in the case of a Conversion of Eurocurrency Rate Advances into Base Rate Advances and (ii) 1:00 P.M. (London time) on the third Business Day prior to the date of the proposed Conversion in the case of a Conversion of Base Rate Advances into Eurocurrency Rate Advances or of Eurocurrency Rate Advances of one Interest Period into Eurocurrency Rate Advances of another Interest Period, as the case may be, and subject to the provisions of Sections 2.08 and 2.12, Convert all Advances denominated in Dollars of one Type comprising the same Borrowing into Advances denominated in Dollars of the other Type; provided, however, that any Conversion of any Eurocurrency Rate Advances into Base Rate Advances or into Eurocurrency Rate Advances of another Interest Period shall be made on, and only on, the last day of an Interest Period for such Eurocurrency Rate Advances. Promptly upon receipt from the Borrower of a notice of a proposed Conversion hereunder, the Designated Agent shall give notice of such proposed Conversion to each Lender. Each such notice of a Conversion shall, within the restrictions set forth above, specify (x) the date of such Conversion (which shall be a Business Day), (y) the Advances to be Converted and (z) if such Conversion is into Eurocurrency Rate Advances, the duration of the initial Interest Period for each such Advance. The Borrower may Convert all Eurocurrency Rate Advances of any one Lender into Base Rate Advances of such Lender in accordance with the provisions of Section 2.12 by complying with the procedures set forth therein and in this Section 2.09 as though each reference in this Section 2.09 to Advances denominated in Dollars of any Type were to such Advances of such Lender. Each such notice of Conversion shall, subject to the provisions of Sections 2.08 and 2.12, be irrevocable and binding on the Borrower.

SECTION 2.10.    ~~SECTION 2.10~~ Prepayments of Advances. ~~(a)~~  (a) Optional. The Borrower may, upon not less than (i) the same Business Day’s notice to the Designated Agent received not later than 11:00 A.M. (New York City time) in the case of Borrowings consisting of Base Rate Advances, (ii) three Business Days’ notice to the Designated Agent received not later than 11:00 A.M. (New York City time) in the case of Borrowings consisting of Eurocurrency Rate Advances denominated in any Committed Currency, or (iii) three Business Days’ notice to the Designated Agent received not later than 1:00 P.M. (New York City time) in the case of Borrowings consisting of Eurocurrency Rate Advances denominated in Dollars, stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Advances constituting part of the same Borrowings in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $1,000,000 in excess thereof (or the Equivalent thereof in a Committed Currency determined on the date notice of prepayment is given) and (y) in the case of any such prepayment of Eurocurrency Rate Advances, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(b).

(b)     ~~(b)~~ Mandatory. ~~(i)~~ (i) If the Designated Agent provides a written notice in conformity with Section 2.10(b)(ii) to the Borrower that, on any date, the sum of (A) the aggregate principal amount of all Advances and Letter of Credit Liabilities denominated in Dollars then outstanding and (B) the Equivalent in Dollars (determined on the third Business Day prior to such date) of the aggregate principal amount of all Advances and Letter of Credit Liabilities denominated in Committed Currencies then outstanding exceeds 102% of the aggregate Commitments of the Lenders on such date, the Borrower shall, within two Business Days after receipt of such notice, prepay the outstanding principal amount of any Advances, and/or to the extent necessary, deposit into the LC Collateral Account in Dollars, an amount (which amount shall be held by the Designated Agent, for the benefit of the Lenders, as cash collateral for the Borrower’s obligations with respect to outstanding Letters of Credit) necessary so that, after giving effect to such prepayment of Advances and such deposit, the sum of (A) and (B) above less the amount to be deposited in the LC Collateral Account does not exceed 100% of the aggregate Commitments of the Lenders on such date as set forth in the written notice from the Designated Agent to the Borrower pursuant to the terms hereof. Any such amounts so deposited with the Designated Agent as cash collateral in the LC Collateral Account shall (so long as no Event of Default has occurred and is continuing) be released to the Borrower on the date on which the sum of (A) and (B) above does not exceed 100% of the sum of the aggregate Commitments of the Lenders and the amount on deposit in the LC Collateral Account (after giving effect to any proposed release) on such date. In connection therewith, upon the request of the Designated Agent the Borrower shall, to the extent the LC Collateral Account has not theretofore been opened, open the LC Collateral Account with the Designated Agent and enter into such documents relating thereto as are reasonably requested by the Designated Agent and mutually acceptable between the Borrower and the Designated Agent.

(ii)    Each prepayment made pursuant to this Section 2.10(b) shall be made together with any interest accrued to the date of such prepayment on the principal amounts prepaid and, in the case of any prepayment of a Eurocurrency Rate Advance on a date other than the last day of an Interest Period, with any additional amounts which the Borrower shall be obligated to reimburse to the Lenders in respect thereof pursuant to Section 9.04(b). The Designated Agent shall give prompt written notice of any prepayment required under this Section 2.10(b) to the Borrower and the Lenders and such notice shall specify the amount of such prepayment and contain a reasonably detailed calculation thereof.

SECTION 2.11.    ~~SECTION 2.11~~ Increased Costs. ~~(a)~~ (a) If, after the date hereof, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurocurrency Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any hereafter promulgated guideline or request from any central bank or other Governmental Authority, including, without limitation, any agency of the European Union or similar monetary or multinational authority (whether or not having the force of law), which guideline or request (x) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against letters of credit or guarantees issued by, or assets held by, deposits with or for the account of or credit extended by any Issuing Bank or any Lender or (y) imposes on any Issuing Bank or any Lender any other condition regarding this Agreement (including any assessment or charge on or with respect to the Commitments or Advances, deposits or liabilities incurred to fund Advances, assets consisting of Advances (but not unrelated assets) or capital attributable thereto), there shall be any increase in the cost (excluding any allocation of corporate overhead) to ~~the~~any Issuing ~~Banks~~Bank or any Lender (which cost such Issuing Bank or such Lender reasonably determines in good faith is material) of agreeing to make or making, funding or maintaining Eurocurrency Rate Advances or issuing, or purchasing participations in, the Letters of Credit, then such Issuing Bank or such Lender shall so notify the Borrower promptly after such Issuing Bank or such Lender knows of such increased cost and determines that such cost is material and the Borrower shall from time to time, upon demand by such Issuing Bank or such Lender (with a copy of such demand to the Designated Agent), pay to the Designated Agent for the account of such Issuing Bank or such Lender additional amounts sufficient to compensate such Issuing Bank or such Lender for such increased cost. A certificate of such Issuing Bank or such Lender as to the amount of such increased cost in reasonable detail and stating the basis upon which such amount has been calculated and certifying that such Issuing Bank’s or such Lender’s method of allocating such costs is fair and reasonable and that such Issuing Bank’s or such Lender’s demand for payment of such costs hereunder is not inconsistent with its treatment of other borrowers which, as a credit matter, are substantially similar to the Borrower and which are subject to similar provisions, submitted to the Borrower and the Designated Agent by such Issuing Bank or such Lender, shall be conclusive and binding for all purposes hereof, absent manifest error. Notwithstanding the foregoing, the Borrower shall not be required to pay any amount under this Section 2.11 relating to ~~(i)~~ (i) costs that are Excluded Taxes or are subject to indemnification under Section 2.14 or ~~(ii)~~ (ii) reserve requirements that are included in the Eurocurrency Rate Reserve Percentage.

(b)    If, after the date hereof, either (i) the introduction of or change in or in the interpretation of any law or regulation or (ii) the compliance by any Issuing Bank or any Lender with any hereafter promulgated guideline or request from any central bank or other Governmental Authority, including, without limitation, any agency of the European Union or similar monetary or multinational authority (whether or not having the force of law), affects or would affect the amount of capital or liquidity required or expected to be maintained by such Issuing Bank or such Lender or any entity controlling such Issuing Bank or such Lender and the amount of such capital or liquidity is materially increased by or based upon the existence of such Issuing Bank’s or such Lender’s commitment to lend hereunder and other commitments of this type, then such Issuing Bank or such Lender shall so notify the Borrower promptly after such Issuing Bank or such Lender makes such determination and, upon demand by such Issuing Bank or such Lender (with a copy of such demand to the Designated Agent), the Borrower shall pay to such Issuing Bank or such Lender within five days from the date of such demand, from time to time as specified by such Issuing Bank or such Lender, additional amounts sufficient to compensate such Issuing Bank or such Lender or such controlling entity in the light of such circumstances, to the extent that such Issuing Bank or such Lender reasonably determines in good faith such increase in capital or liquidity to be material and allocable to the existence of such Issuing Bank’s or such Lender’s commitment to lend hereunder. A certificate of such Issuing Bank or such Lender as to such amount in reasonable detail and stating the basis upon which such amount has been calculated and certifying that such Issuing Bank’s or such Lender’s method of allocating such increase of capital is fair and reasonable and that such Issuing Bank’s or Lender’s demand for payment of such increase of capital hereunder is not inconsistent with its treatment of other borrowers which, as a credit matter, are substantially similar to the Borrower and which are subject to similar provisions, submitted to the Borrower and the Designated Agent by such Issuing Bank or such Lender, shall be conclusive and binding for all purposes hereof, absent manifest error.

(c)    The Borrower shall not be obligated to pay under this Section 2.11 any amounts which relate to costs or increases of capital incurred prior to the 12 months immediately preceding the date of demand for payment of such amounts by any Issuing Bank or any Lender, unless the applicable law, regulation, guideline or request resulting in such costs or increases of capital is imposed retroactively. In the case of any law, regulation, guideline or request which is imposed retroactively, the Issuing Bank or Lender making demand for payment of any amount under this Section 2.11 shall notify the Borrower not later than 12 months from the date that such Issuing Bank or such Lender should reasonably have known of such law, regulation, guideline or request and the Borrower’s obligation to compensate such Issuing Bank or such Lender for such amount is contingent upon such Issuing Bank or such Lender so notifying the Borrower; provided, however, that any failure by such Issuing Bank or such Lender to provide such notice shall not affect the Borrower’s obligations under this Section 2.11 with respect to amounts resulting from costs or increases of capital incurred after the date which occurs 12 months immediately preceding the date on which such Issuing Bank or such Lender notified the Borrower of such law, regulation, guideline or request.

(d)    If any Issuing Bank or any Lender shall subsequently recoup any costs (other than from the Borrower) for which such Issuing Bank or such Lender has theretofore been compensated by the Borrower under this Section 2.11, such Issuing Bank or such Lender shall remit to the Borrower an amount equal to the amount of such recoupment. Amounts required to be paid by the Borrower pursuant to this Section 2.11 shall be paid in addition to, and without duplication of, any amounts required to be paid pursuant to Section 2.14.

(e)    For purposes hereof, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be changes in law or regulation referred to in paragraphs (a) and (b) of this Section, regardless of the date enacted, adopted, promulgated or issued.

(f)    Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.11 shall survive the payment in full (after the Termination Date) of all payment obligations of the Borrower in respect of Advances or Letters of Credit hereunder.

SECTION 2.12.    ~~SECTION 2.12~~ Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Designated Agent that the introduction of or any change in or in the interpretation of any law or regulation after the date hereof makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any Lender or its Eurocurrency Lending Office to perform its obligations hereunder to make Eurocurrency Rate Advances in Dollars or in any Committed Currency or to fund or maintain Eurocurrency Rate Advances in Dollars or in any Committed Currency, (a) the obligation of such Lender to make, or to Convert Base Rate Advances into, Eurocurrency Rate Advances shall be suspended until such Lender shall notify the Designated Agent, and the Designated Agent shall notify the Borrower and the other Lenders, that the circumstances causing such suspension no longer exist (which notice shall be given promptly after the Designated Agent has been advised by such Lender that the circumstances causing such suspension no longer exist) and (b) the Borrower shall forthwith prepay in full all Eurocurrency Rate Advances of such Lender then outstanding, together with interest accrued thereon, unless, in the case of a Eurocurrency Rate Advance denominated in Dollars, the Borrower, within five Business Days of notice from the Designated Agent or, if permitted by law, on and as of the last day of the then-existing Interest Period for such Eurocurrency Rate Advance, Converts it into a Base Rate Advance.

SECTION 2.13.    ~~SECTION 2.13~~ Payments and Computations. ~~(a)~~ (a) The Borrower shall make each payment hereunder (and under the Notes, if any), irrespective of any right of set-off or counterclaim, except with respect to principal of, interest on, and other amounts relating to, Advances denominated in a Committed Currency, not later than 11:00 A.M. (New York City time) on the day when due, in Dollars (i) to the Designated Agent at the Designated Agent’s Account in same day funds or (ii) to the applicable Issuing Bank at its address referred to in Section 9.02 in same day funds, in respect of payments to reimburse the Issuing Banks for payments under Letters of Credit denominated in Dollars and the payments under Section 3.05(b). The Borrower shall make each payment hereunder, irrespective of any right of set-off or counterclaim, with respect to principal of, interest on, and other amounts relating to, Advances denominated in a Committed Currency, not later than 11:00 A.M. (at the Payment Office for such Committed Currency) on the day when due, in such Committed Currency to the Designated Agent, by deposit of such funds to the Designated Agent’s Account in same day funds. The Borrower shall make each payment hereunder, irrespective of any right of set-off or counterclaim, with respect to reimbursement of a Letter of Credit denominated in a Committed Currency, (A) in such Committed Currency, at the office reasonably designated therefor by the respective Issuing Bank so long as such payment is made by the close of business on the Business Day when due and (B) thereafter in Dollars (in an amount the Equivalent of which in such Committed Currency is equal to the amount due on such preceding Business Day), by 11:00 A.M. (New York City time) to the respective Issuing Bank at its address referred to in Section 9.02 in same day funds as provided in Section 3.10 below. The Designated Agent ~~or the respective Issuing Bank, as the case may be,~~ will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Sections 2.11, 2.14, ~~3.04,~~ 9.04 and 9.08) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Issuing Bank or Lender to such Issuing Bank or Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon any Assuming Lender becoming a Lender hereunder as a result of a Commitment Increase pursuant to Section 2.19 or an extension of the Termination Date pursuant to Section 2.20, and upon the Designated Agent’s receipt of such Lender’s Assumption Agreement and recording of the information contained therein in the Register, from and after the applicable Increase Date or Extension Date, the Designated Agent ~~or the respective Issuing Bank, as the case may be,~~ shall make all payments hereunder and under any Notes issued in connection therewith in respect of the interest assumed thereby to the Assuming Lender. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date specified in such Assignment and Acceptance, the Designated Agent ~~or the respective Issuing Bank, as the case may be,~~ shall make all payments hereunder and under the Notes, if any, issued in connection therewith in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

(b)    All computations of interest based on clause (a) of the definition of “Base Rate” or the Eurocurrency Rate with respect to Advances denominated in Sterling shall be made by the Designated Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurocurrency Rate with respect to Advances denominated in Dollars or Committed Currencies other than Sterling, the NYFRB Rate, the Federal Funds Rate or the Overnight Bank Funding Rate and of fees shall be made by the Designated Agent, on the basis of a year of 360 days (or, in each case of Advances denominated in Committed Currencies where market practice differs, in accordance with such market practice after notification of the Borrower), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Designated Agent of an interest rate hereunder shall be conclusive and binding for all purposes hereof, absent manifest error (it being understood and agreed that, with respect to any Reference Bank, nothing in this Agreement shall require the Designated Agent to disclose to any other party hereto (other than the Borrower) any information regarding such Reference Bank or any rate provided by such Reference Bank in accordance with the definition of “Eurocurrency Rate”, including, without limitation, whether such Reference Bank has provided a rate or the rate provided by any such Reference Bank).

(c)    Whenever any payment hereunder or under the Notes, if any, shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of Eurocurrency Rate Advances to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

(d)    Unless the Designated Agent or the respective Issuing Bank shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders or an Issuing Bank hereunder that the Borrower will not make such payment in full, the Designated Agent may assume that the Borrower has made such payment in full to the Designated Agent or the respective Issuing Bank on such date and the Designated Agent or the respective Issuing Bank may, but shall not be required to, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have so made such payment in full to the Designated Agent or the respective Issuing Bank, each Lender shall repay to the Designated Agent or the respective Issuing Bank, forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Designated Agent or the respective Issuing Bank, at (i) the Federal Funds Rate in the case of Advances or Letters of Credit denominated in Dollars or (ii) the cost of funds incurred by the Designated Agent in respect of such amount in the case of Advances or Letters of Credit denominated in Committed Currencies.

SECTION 2.14.    ~~SECTION 2.14~~ Taxes. ~~(a)~~ (a) Subject to Section 2.14(f) ~~below~~, any and all payments by the Borrower hereunder or under the Notes, if any, shall be made, in accordance with Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding ~~(i)~~ (i) in the case of each Lender, the Designated Agent or any Issuing Bank (as the case may be), taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender, the Designated Agent or such Issuing Bank (as the case may be), is organized or any political subdivision thereof, ~~(ii)~~ (ii) in the case of each Lender, the Designated Agent or such Issuing Bank (as the case may be), taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, imposed on its income, and franchise taxes imposed on it by the jurisdiction of such Lender’s Applicable Lending Office or any political subdivision thereof or by any other jurisdiction in which such Lender, the Designated Agent or such Issuing Bank (as the case may be), is doing business that is unrelated to this Agreement, ~~(iii)~~  (iii) in the case of a Lender, the Designated Agent or such Issuing Bank (as the case may be), U.S. federal withholding taxes imposed on amounts payable to or for the account of such recipient with respect to an applicable interest in this Agreement, an Advance or a Commitment pursuant to a law in effect on the date on which (A) such recipient acquires such interest in this Agreement, Advance or Commitment, or (B) such recipient changes its lending office, except in each case to the extent that, pursuant to this Section 2.14, amounts with respect to such taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto, were payable either to such recipient’s assignor immediately before such Lender, Designated Agent or Issuing Bank (as the case may be) became a party hereto or to such Lender, Designated Agent or Issuing Bank (as the case may be) immediately before it changed its lending office, and ~~(iv)~~ (iv) in the case of each Lender, the Designated Agent, each Issuing Bank or any other recipient of payments hereunder, any United States withholding taxes imposed under FATCA (all such excluded taxes, levies, imposts, deductions, charges and liabilities being referred to as “Excluded Taxes”, and all taxes levies, imposts, deductions, charges, withholdings and liabilities that are not Excluded Taxes being referred to as “Taxes”). Subject to Section 2.14(f) ~~below~~, if the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, the Designated Agent or any Issuing Bank (as the case may be), (i) the sum payable shall be increased as may be necessary so that after making all required deductions of Taxes (including deductions of Taxes applicable to additional sums payable under this Section 2.14) such Lender, the Designated Agent or such Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

(b)    In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes, if any, or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes, if any (hereinafter referred to as “Other Taxes”).

(c)    ~~(i)~~(i) Subject to Section 2.14(f), the Borrower will indemnify each Lender and the Designated Agent and each Issuing Bank (as the case may be) for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by such Lender, the Designated Agent or such Issuing Bank (as the case may be) and any liability (including penalties (to the extent not imposed as a result of such Lender’s, the Designated Agent’s or such Issuing Bank’s (as the case may be) gross negligence or willful misconduct), interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender, the Designated Agent or such Issuing Bank (as the case may be) makes written demand therefor.

(ii)     ~~(ii)~~Each Lender will severally indemnify the Designated Agent, within 10 days after demand therefor, for (A) any Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Designated Agent for such Taxes and without limiting the obligation of the Borrower to do so), (B) any taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07(e) relating to the maintenance of a Participant Register and (C) any Excluded Taxes that are attributable to such Lender, in each case, that are payable or paid by the Designated Agent in connection with this Agreement, and any reasonable expenses arising therefrom or with respect thereto, whether or not such taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Designated Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Designated Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or otherwise payable by the Designated Agent to the Lender from any other source against any amount due to the Designated Agent under this Section 2.14(c)(ii).

(d)    Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Designated Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing payment thereof, to the extent that such a receipt is issued, or if such receipt is not issued, other evidence of payment thereof that is reasonably satisfactory to the Designated Agent.

(e)    ~~(i)~~(i) Each Lender that is a U.S. Person shall deliver to the Borrower and the Designated Agent on or prior to the date of its execution and delivery of this Agreement, and each such Lender that is not a party hereto on the date hereof shall deliver to the Borrower and the Designated Agent on or prior to the date on which such Lender becomes a Lender hereunder pursuant to Section 2.19, 2.20 or 9.07, as the case may be, two true, accurate and complete original signed copies of IRS Form W-9 for purposes of certifying that such Lender is exempt from United States backup withholding tax on payments pursuant to this Agreement. Each Lender that is not a U.S. Person shall deliver to the Borrower and the Designated Agent on or prior to the date of its execution and delivery of this Agreement, and each such Lender that is not a party hereto on the date hereof shall deliver to the Borrower and the Designated Agent on or prior to the date on which such Lender becomes a Lender hereunder pursuant to Section 2.19, 2.20 or 9.07, as the case may be, two true, accurate and complete original signed copies of (A) IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor or substitute form or forms required under the Code or the applicable regulations promulgated thereunder), (B) IRS Form W-8ECI (or any successor or substitute form or forms required under the Code or the applicable regulations promulgated thereunder) or (C) IRS Form W-8IMY (or any successor or substitute form or forms required under the Code or the applicable regulations promulgated thereunder) accompanied by IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as appropriate, in each case for purposes of certifying that such Lender is exempt from United States withholding tax on payments pursuant to this Agreement. As applicable, each Lender further agrees to deliver to the Borrower and the Designated Agent from time to time, as reasonably requested by the Borrower or the Designated Agent, and in any case before or promptly upon the occurrence of any events requiring a change in the most recent form previously delivered pursuant to this Section 2.14(e), a true, accurate and complete original signed copy of (A) IRS Form W-9 (or any successor or substitute form or forms required under the Code or the applicable regulations promulgated thereunder), (B) IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor or substitute form or forms required under the Code or the applicable regulations promulgated thereunder), (C) within 15 days prior to every third anniversary of the date of delivery of the initial IRS Form W-8ECI by such Lender (or more often if required by law) on which this Agreement is still in effect, IRS Form W-8ECI (or any successor or substitute form or forms required under the Code or the applicable regulations promulgated thereunder) or (D) IRS Form W-8IMY(or any successor or substitute form or forms required under the Code or the applicable regulations promulgated thereunder) accompanied by IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI, as appropriate, in each case for purposes of certifying that such Lender is exempt from United States withholding tax on payments pursuant to this Agreement. If any form or document referred to in this Section 2.14(e)(i) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by IRS Forms W-9, W-8BEN, W-8BEN-E , W-8ECI or W-8IMY, that any Lender reasonably considers to be confidential, such Lender promptly shall give notice thereof to the Borrower and the Designated Agent and shall not be obligated to include in such form or document such confidential information; provided that such Lender certifies to the Borrower that the failure to disclose such confidential information does not increase the obligations of the Borrower under this Section 2.14.

(ii)     ~~(ii)~~If a payment made to a Lender under this Agreement would be subject to United States withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Designated Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Designated Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Designated Agent as may be necessary for the Borrower and the Designated Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.14(e)(ii) “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(f)    Notwithstanding any other provision of this Section 2.14 to the contrary, for any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 2.14(e) establishing its exemption from United States withholding tax or backup withholding tax on payments hereunder (other than if such failure is due to a change in law occurring subsequent to the date on which such form originally was required to be provided), such Lender shall not be entitled to any payments under this Section 2.14 with respect to United States withholding taxes; provided, however, that should a Lender become subject to United States withholding taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such United States withholding taxes.

(g)    Without affecting its rights under this Section 2.14 or any other provision of this Agreement, each Lender agrees that if any Taxes or Other Taxes are imposed and required by law to be paid or to be withheld from any amount payable to any Lender or its Applicable Lending Office with respect to which the Borrower would be obligated pursuant to this Section 2.14 to increase any amounts payable to such Lender or to pay any such Taxes or Other Taxes, such Lender shall use reasonable efforts to select an alternative Applicable Lending Office which would not result in the imposition of such Taxes or Other Taxes; provided, however, that no Lender shall be obligated to select an alternative Applicable Lending Office if such Lender determines that (i) as a result of such selection, such Lender would be in violation of an applicable law, regulation or treaty, or would incur unreasonable additional costs or expenses, or (ii) such selection would be inadvisable for regulatory reasons or inconsistent with the interests of such Lender.

(h)    Each Lender agrees with the Borrower that it will take all reasonable actions by all usual means (i) to secure and maintain the benefit of all benefits available to it under the provisions of any applicable double tax treaty concluded by the United States to which such Lender may be entitled by reason of the location of such Lender’s Applicable Lending Office or its place of incorporation or its status as an enterprise of any jurisdiction having any such applicable double tax treaty, if such benefit would reduce the amount payable by the Borrower in accordance with this Section 2.14, and (ii) otherwise to cooperate with the Borrower to minimize the amount payable by the Borrower pursuant to this Section 2.14; provided, however, that no Lender shall be obliged to disclose to the Borrower any information regarding its tax affairs or tax computations or to reorder its tax affairs or tax planning pursuant hereto.

(i)    If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.14(i) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.14(i), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.14(i) the payment of which would place the indemnified party in a less favorable net after-tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid.

(j)    Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.14 shall survive the payment in full of the principal and interest on all Advances and the termination of this Agreement until such date as all applicable statutes of limitations (including any extensions thereof) have expired with respect to such agreements and obligations of the Borrower contained in this Section 2.14.

SECTION 2.15.    ~~SECTION 2.15~~ Sharing of Payments, etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) on account of (i) the Advances made by it (other than pursuant to Section 2.11, 2.14, 9.04 or 9.08) in excess of its ratable share of payments on account of the Advances obtained by all the Lenders or (ii) any Letter of Credit Liability of the Borrower hereunder (other than pursuant to Section 2.11, 2.14, 9.04 or 9.08) in excess of its LC Commitment Percentage of any such payments on account of such Letter of Credit Liability obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances made by them or the participations purchased pursuant to Section 3.04 as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery, together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

SECTION 2.16.    ~~SECTION 2.16~~ Mandatory Assignment by a Lender; Mitigation. If any Lender (which term shall include any Issuing Bank for purposes of this Section 2.16) (a) requests from the Borrower either reimbursement for increased costs pursuant to Section 2.11, or payment of or reimbursement for Taxes pursuant to Section 2.14, or if any Lender notifies the Designated Agent that it is unlawful for such Lender or its Eurocurrency Lending Office to perform its obligations hereunder pursuant to Section 2.12, (b) has failed to consent to a proposed amendment, waiver or consent that under Section 9.01 requires the consent of all the Lenders (or all the affected Lenders) and with respect to which the Majority Lenders shall have granted their consent or (c) is a Defaulting Lender, (i) in the case of clause (a), such Lender will, upon three Business Days’ notice by the Borrower to such Lender and the Designated Agent, to the extent not inconsistent with such Lender’s internal policies and applicable legal and regulatory restrictions, use reasonable efforts to make, fund or maintain its Eurocurrency Rate Advances or Letters of Credit through another office of such Lender if (A) as a result thereof, the additional amounts required to be paid pursuant to Section 2.11 or 2.14, as applicable, in respect of such Eurocurrency Rate Advances or Letters of Credit would be materially reduced or the provisions of Section 2.12 would not apply to such Lender, as applicable, and (B) as determined by such Lender in good faith but in its sole discretion, the making or maintaining of such Eurocurrency Rate Advances or Letters of Credit through such other office would not otherwise materially and adversely affect such Eurocurrency Rate Advances or Letters of Credit or such Lender and (ii) in case of clauses (a), (b) and (c), unless such Lender has theretofore taken steps to remove or cure, and has removed or cured, the conditions creating such obligation to pay such additional amounts or the circumstances described in Section 2.12 or has consented to the amendment, waiver or consent specified in clause (b), or is no longer a Defaulting Lender (other than if it became a Defaulting Lender due to a Bail-In Action, in which case such Borrower’s right shall continue notwithstanding), the Borrower may designate an Eligible Assignee to purchase for cash (pursuant to an Assignment and Acceptance) all, but not less than all, of the Advances and unreimbursed funded participations in Letters of Credit then owing to such Lender and to acquire and assume all, but not less than all, of such Lender’s rights and obligations hereunder, without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding principal amount of each such Advance then owing to such Lender plus any accrued but unpaid interest thereon and any accrued but unpaid fees owing thereto and, in addition,

(A) all additional cost reimbursements, expense reimbursements and indemnities, if any, owing in respect of such Lender’s Commitment hereunder, and all other accrued and unpaid amounts owing to such Lender hereunder, at such time shall be paid to such Lender and (B) if such Eligible Assignee is not otherwise a Lender at such time, any applicable processing and recordation fee under Section 9.07(a) for such assignment shall have been paid; provided that, in the case of any assignment resulting from the circumstances specified in clause (b), the Eligible Assignee shall have consented to the applicable amendment, waiver or consent and, as a result of such assignment and any contemporaneous assignments, the applicable amendment, waiver or consent can be effected.

SECTION 2.17.    ~~SECTION 2.17~~ Evidence of Debt. ~~(a)~~ (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Designated Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender a promissory note or other evidence of indebtedness, in form and substance reasonably satisfactory to the Borrower and such Lender (each, a “Note”), payable to such Lender in a principal amount equal to the Commitment of such Lender; provided, however, that the execution and delivery of such promissory note or other evidence of indebtedness shall not be a condition precedent to the making of any Advance under this Agreement.

(b)    The Register maintained by the Designated Agent pursuant to Section 9.07(c) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances and currencies comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assumption Agreement and each Assignment and Acceptance delivered to and accepted by the Designated Agent, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iv) the amount of any sum received by the Designated Agent from the Borrower hereunder and each Lender’s share thereof.

(c)    Entries made in good faith by the Designated Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Designated Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.

SECTION 2.18.    ~~SECTION 2.18~~ Use of Proceeds. The proceeds of the Advances shall be available and Letters of Credit shall be Issued (and the Borrower agrees that it shall use such proceeds and such Letters of Credit) for general corporate purposes of the ~~Borrower~~Parent and its subsidiaries, including the Borrower. Notwithstanding the foregoing provisions of this Section 2.18, neither the Borrower nor the Parent will ~~not~~ use the proceeds of any Advance to purchase the capital stock of any corporation in a transaction, or as part of a series of transactions, (i) the purpose of which is, at the time of any such purchase, to acquire control of such corporation or (ii) the result of which is the ownership by the ~~Borrower~~Parent and its Subsidiaries of 10% or more of the capital stock of such corporation, in either case if the board of directors of such corporation has publicly announced its opposition to such transaction.

SECTION 2.19.    ~~SECTION 2.19~~ Increase in the Aggregate Commitments. ~~(a)~~  (a) The Borrower may, at any time, by notice to the Designated Agent, request that the aggregate amount of the Commitments be increased by an amount of $25,000,000 or an integral multiple of $5,000,000 in excess thereof (each, a “Commitment Increase”) to be effective as of a date that is at least 90 days prior to the scheduled Termination Date then in effect (the “Increase Date”) as specified in the related notice to the Designated Agent; provided, however, that (i) in no event shall the sum of the aggregate amount of the Commitments hereunder and the aggregate amount of the commitments under the 2016 Credit Agreement, or any agreement extending or replacing ~~such~~the 2016 Credit Agreement, at any time exceed $7,250,000,000, (ii) no Event of Default, or event that with the giving of notice or passage of time or both would constitute an Event of Default, shall have occurred and be continuing as of the date of such request or as of the applicable Increase Date, or ~~would~~shall occur as a result thereof, and (iii) the representations and warranties contained in Section 5.02 shall be true and correct in all material respects on and as of such Increase Date, before and after giving effect to such increase.

(b)    The Designated Agent shall promptly notify the Lenders of a request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Commitments (the “Commitment Date”). Each Lender that is willing to participate in such requested Commitment Increase (each, an “Increasing Lender”) shall give written notice to the Designated Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Commitment. If the Lenders notify the Designated Agent that they are willing to increase the amount of their respective Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated among the Lenders willing to participate therein in such amounts as are agreed between the Borrower and the Designated Agent. The failure of any Lender to respond shall be deemed to be a refusal of such Lender to increase its Commitment.

(c)    Promptly following each Commitment Date, the Designated Agent shall notify the Borrower as to the amount, if any, by which the Lenders are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Lenders are willing to participate in any requested Commitment Increase on any such Commitment Date is less than the requested Commitment Increase, then the Borrower may extend offers to one or more Eligible Assignees to participate in any portion of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date; provided, however, that the Commitment of each such Eligible Assignee shall be in an amount of $25,000,000 or an integral multiple of $1,000,000 in excess thereof.

(d)    On each Increase Date, each Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.19(c) shall become a Lender party to this Agreement as of such Increase Date and the Commitment of each Increasing Lender for such requested Commitment Increase shall be increased by such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.19(b)) as of such Increase Date; provided, however, that the Designated Agent shall have received on or before such Increase Date the following, each dated such date:

(i)    (A) certified copies of resolutions of the Board of Directors of the Borrower or the Executive Committee of such Board approving the Commitment Increase and the corresponding modifications to this Agreement (unless such increase and corresponding modifications shall have been authorized by resolutions previously delivered to the Designated Agent hereunder) and (B) an opinion of counsel for the Borrower (which may be in-house counsel) in form and substance satisfactory to the Designated Agent;

(ii)    an Assumption Agreement, duly executed by such Assuming Lender, the Designated Agent and the Borrower; and

(iii)    confirmation from each Increasing Lender of the increase in the amount of its Commitment in a writing satisfactory to the Borrower and the Designated Agent.

(e)    On each Increase Date, upon fulfillment of the conditions set forth in Section 2.19(d), the Designated Agent shall notify the Lenders (including, without limitation, each Assuming Lender) and the Borrower, on or before 1:00 P.M. (New York City time), ~~by telecopier~~in writing, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Assuming Lender on such date.

SECTION 2.20.    ~~SECTION 2.20~~ Extension of Termination Date. ~~(a)~~  (a) At least 45 days but not more than 75 days prior to any Anniversary Date, the Borrower may, by written notice to the Designated Agent, ~~may~~ request an extension of the Termination Date in effect at such time by one calendar year from its then scheduled date; provided, however, that if the Borrower does not request an extension of the Termination Date in a timely manner prior to any Anniversary Date it may, but shall not be obligated to, request that the Termination Date be extended for two consecutive calendar years from its then scheduled date by making a request therefor in a timely manner prior to the next succeeding Anniversary Date. The Designated Agent shall promptly notify each Lender of such request, and each Lender shall in turn, in its sole discretion, not later than 30 days prior to ~~such next~~the applicable Anniversary Date, notify the Borrower and the Designated Agent in writing as to whether such Lender will consent to such extension. If any Lender shall fail to notify the Designated Agent and the Borrower in writing of its consent to any such request for extension of the Termination Date at least 30 days prior to the ~~next~~applicable Anniversary Date, such Lender shall be deemed to be a Declining Lender with respect to such request. The Designated Agent shall notify the Borrower not later than 25 days prior to ~~such next~~the applicable Anniversary Date of the decision of the Lenders regarding the Borrower’s request for an extension of the Termination Date.

(b)    If all of the Lenders consent in writing to any such request in accordance with subsection (a) of this Section 2.20, the Termination Date in effect at such time shall, effective as at ~~such next~~the applicable Anniversary Date (the “Extension Date”), be extended for one calendar year or two calendar years, as properly requested; provided that (i) on such Extension Date, no Event of Default, or event that with the giving of notice or passage of time or both would constitute an Event of Default, shall have occurred and be continuing, or would occur as a consequence thereof, and (ii) the representations and warranties contained in Section 5.02 shall be true and correct in all material respects on and as of such Extension Date, before and after giving effect to the extension of the Termination Date. If fewer than all of the Lenders consent in writing to any such request in accordance with subsection (a) of this Section 2.20, subject to the Parent’s or the Borrower’s satisfaction, as applicable, of the conditions set forth in the proviso above, the Termination Date in effect at such time shall, effective as at the applicable Extension Date, be extended as to those Lenders that so consented (each, an “Extending Lender”) but shall not be extended as to any other Lender (each, a “Declining Lender”). To the extent that the Termination Date is not extended as to any Declining Lender pursuant to this Section 2.20 and the Commitment of such Declining Lender is not assumed in accordance with subsection (c) of this Section 2.20 on or prior to the applicable Extension Date, the Commitment of such Declining Lender shall automatically terminate in whole on such unextended Termination Date without any further notice or other action by the Borrower, such Lender or any other Person and any outstanding Advances due to such Declining Lender shall be paid in full on such unextended Termination Date (and on such unextended Termination Date the Borrower shall also make such other prepayments of Advances as shall be required in order that, after giving effect thereto and to the termination of the Commitments of, and all payments to, the Declining Lenders pursuant to this sentence, the sum of (A) the aggregate principal amount of all Advances and Letter of Credit Liabilities denominated in Dollars then outstanding and (B) the Equivalent in Dollars of the aggregate principal amount of all Advances and Letter of Credit Liabilities denominated in Committed Currencies then outstanding will not exceed the aggregate Commitments); provided that such Declining Lender’s rights under Sections 2.11, 2.14, 9.04 and 9.08, and its obligations under Section 8.05, shall survive the Termination Date for such Lender as to matters occurring prior to such date. It is understood and agreed that no Lender shall have any obligation whatsoever to agree to any request made by the Borrower for any requested extension of the Termination Date.

(c)    If there are any Declining Lenders, the Borrower may arrange for one or more Extending Lenders or other Eligible Assignees that will agree to an extension of the Termination Date to assume, effective as of the Extension Date, any Declining Lender’s Commitment and all of the obligations of such Declining Lender under this Agreement thereafter arising, without recourse to or warranty by, or expense to, such Declining Lender; provided, however, that the amount of the Commitment of any such Assuming Lender as a result of such substitution shall in no event be less than $25,000,000 unless the amount of the Commitment of such Declining Lender is less than $25,000,000, in which case such Assuming Lender shall assume all of such lesser amount; provided further that:

(i)    any such Extending Lender or Assuming Lender shall have paid to such Declining Lender (A) the aggregate principal amount of, and any interest accrued and unpaid to the effective date of the assignment on, the outstanding Advances, if any, of such Declining Lender plus (B) any accrued but unpaid fees owing to such Declining Lender as of the effective date of such assignment;

(ii)    all additional cost reimbursements, expense reimbursements and indemnities payable to such Declining Lender, and all other accrued and unpaid amounts owing to such Declining Lender hereunder, as of the effective date of such assignment shall have been paid to such Declining Lender; and

(iii)    with respect to any such Assuming Lender, any applicable processing and recordation fee required under Section 9.07(a) for such assignment shall have been paid;

provided further that such Declining Lender’s rights under Sections 2.11, 2.14, 9.04 and 9.08, and its obligations under Section 8.05, shall survive such substitution as to matters occurring prior to the date of substitution. At least three Business Days prior to the applicable Extension Date, (A) each such Assuming Lender, if any, shall have delivered to the Borrower and the Designated Agent an ~~assumption agreement, in form and substance satisfactory to the Borrower and the Designated Agent (an “~~Assumption Agreement~~”)~~, duly executed by such Assuming Lender, such Declining Lender, the Borrower and the Designated Agent and (B) any such Extending Lender shall have delivered confirmation in writing satisfactory to the Borrower and the Designated Agent as to the increase in the amount of its Commitment. Each Declining Lender being replaced pursuant to this Section 2.20 shall deliver to the Designated Agent on or before the applicable Extension Date any Note or Notes held by such Declining Lender. Upon the payment or prepayment of all amounts referred to in clauses (i), (ii) and (iii) above, each such Extending Lender or Assuming Lender, as of the Extension Date, will be substituted for such Declining Lender under this Agreement and shall be a Lender for all purposes of this Agreement, without any further acknowledgment by or the consent of the other Lenders, and the obligations of each such Declining Lender hereunder shall, by the provisions hereof, be released and discharged.

(d)    If all of the Extending Lenders and Assuming Lenders (after giving effect to any assignments and assumptions pursuant to subsection (c) of this Section 2.20) consent in writing to a requested extension (whether by written consent pursuant to subsection (a) of this Section 2.20, by execution and delivery of an Assumption Agreement or otherwise) not later than one Business Day prior to such Extension Date, the Designated Agent shall so notify the Borrower, and, so long as (i) no Event of Default, or event that with the giving of notice or passage of time or both would constitute an Event of

Default, shall have occurred and be continuing as of such Extension Date, or would occur as a consequence thereof and (ii) the representations and warranties contained in Section 5.02 shall be true and correct in all material respects on and as of such Extension Date, before and after giving effect to the extension of the Termination Date, the Termination Date then in effect shall be extended for the additional one-year period or two-year period, as the case may be, as described in subsection (a) of this Section 2.20, and all references in this Agreement, and in the Notes, if any, to the “Termination Date” shall, with respect to each Extending Lender and each Assuming Lender for such Extension Date, refer to the Termination Date as so extended. Promptly following each Extension Date, the Designated Agent shall notify the Lenders (including, without limitation, each Assuming Lender) of the extension of the scheduled Termination Date in effect immediately prior thereto and shall thereupon record in the Register the relevant information with respect to each such Extending Lender and each such Assuming Lender.

SECTION 2.21.    ~~SECTION 2.21~~ Defaulting Lenders. ~~(a)~~  (a) Notwithstanding any provision of this Agreement to the contrary, if one or more Lenders become Defaulting Lenders, then, upon notice to such effect by the Designated Agent (which notice shall be given promptly after the Designated Agent becomes aware that any Lender shall have become a Defaulting Lender, including as a result of being advised thereof by the Borrower) (such notice being referred to as a “Defaulting Lender Notice”), the following provisions shall apply for so long as any such Lender is a Defaulting Lender:

(i)    no commitment fee shall accrue or at any time be payable for such period on the unused amount of the Commitment of any Defaulting Lender pursuant to Section 2.03(a); and

(ii)    the Commitment and outstanding Advances of each Defaulting Lender shall be disregarded in determining whether the requisite Lenders shall have taken any action hereunder (including any consent to any waiver, amendment or other modification pursuant to Section 9.01); provided that any waiver, amendment or other modification that, disregarding the effect of this clause (ii), requires the consent of all Lenders or of all Lenders affected thereby and which affects such Defaulting Lender differently than other Lenders or affected Lenders, as the case may be, shall require the consent of such Defaulting Lender.

(iii)    If any Letter of Credit Liability exists at the time such Lender becomes a Defaulting Lender then:

(A) all or any part of the Letter of Credit Exposure of such Defaulting Lender shall be reallocated among the Non-Defaulting Lenders in accordance with their respective LC Commitment Percentages, but only to the extent that the sum of (x) the Equivalent in Dollars of such Non-Defaulting Lender’s outstanding Advances and (y) such Non-Defaulting Lender’s Letter of Credit Exposure, as increased by its share of such Defaulting Lender’s Letter of Credit Exposure, would not exceed such Non-Defaulting Lender’s Commitment;

(B) if the reallocations described in clause (A) above cannot, or can only partially, be effected, the Borrower shall either (1) within one Business Day following notice by the Designated Agent cash collateralize for the benefit of the applicable Issuing Banks only the Borrower’s obligations corresponding to such Defaulting Lender’s Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to clause (A) above) in a manner reasonably satisfactory to the Designated Agent and each applicable Issuing Bank with one or more outstanding Letters of Credit for so long as such Letter of Credit Exposure is outstanding or (2) promptly (x) provide each applicable Issuing Bank a letter of credit or (y) enter into other arrangements as are reasonably satisfactory to the Borrower and each applicable Issuing Bank, in either case in order (after giving effect to any partial reallocation pursuant to clause (A) above) reasonably to mitigate each applicable Issuing Bank’s remaining risk with respect to the non-reallocated portion of such Defaulting Lender’s Letter of Credit Exposure;

(C) if the Borrower cash collateralizes any portion of such Defaulting Lender’s Letter of Credit Exposure pursuant to clause (B) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.05 with respect to such Defaulting Lender’s Letter of Credit Exposure during the period such Defaulting Lender’s Letter of Credit Exposure is cash collateralized;

(D) if the Letter of Credit Exposure of such Defaulting Lender is reallocated pursuant to clause (A) above, then the fees payable to the Lenders pursuant to Section 2.03 and Section 3.05 shall be adjusted in accordance with the amounts of such Letter of Credit Exposure allocated to the Non-Defaulting Lenders; and

(E) if all or any portion of such Defaulting Lender’s Letter of Credit Exposure is neither reallocated nor cash collateralized pursuant to clause (A) or (B) above, then, without prejudice to any rights or remedies of the Issuing Banks or any other Lender hereunder, all letter of credit fees payable under Section 3.05 with respect to such Defaulting Lender’s Letter of Credit Exposure shall be payable to the applicable Issuing Banks until and to the extent that such Letter of Credit Exposure is reallocated and/or cash collateralized~~.~~; and

(iv)    so long as such Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend, extend or increase any Letter of Credit~~,~~ unless it is satisfied that the Defaulting Lender’s then outstanding Letter of Credit Exposure will be entirely reallocated to the Non-Defaulting Lenders and/or cash collateralized by the Borrower by a deposit of cash in Dollars in the LC Collateral Account or otherwise accommodated for pursuant to clause (iii)(B)(2) above, and participating interests in any newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in a manner consistent with this Section 2.21 (and such Defaulting Lender shall not participate therein).

(b)    Any amount payable to a Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise, and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 2.15 but excluding Section 2.16) shall, unless the Borrower otherwise agrees in writing in its sole discretion, in lieu of being distributed to such Defaulting Lender, be retained by the Designated Agent in a segregated account and, subject to any applicable requirements of law, be applied at such time or times as may be determined by the Designated Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Designated Agent hereunder, (ii) second, to the funding of any Advance or any reimbursement obligation in respect of Letters of Credit, in either case in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Designated Agent, (iii) third, if so determined by the Designated Agent and the Borrower, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (iv) fourth, pro rata, to the payment of any amounts owing to the Borrower or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by the Borrower or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (v) fifth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction.

(c)    In the event that the Designated Agent, the Borrower and each Issuing Bank agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then (i) such Lender shall cease to be a Defaulting Lender for all purposes hereof ~~and~~(but shall not be entitled to receive any commitment fees or letter of credit fees accrued during the period when it was a Defaulting Lender, and all waivers, amendments and other modifications effected without its consent in accordance with the provisions of Section 9.01 and this Section 2.21 during such period shall be binding on it), (ii) the Letter of Credit Exposures of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and (iii) such Lender shall purchase at par such of the Advances of the other Lenders as the Designated Agent shall determine may be necessary in order for the Lenders to hold such Advances ratably in accordance with their Commitments.

(d)    No Commitment of any Lender or Issuing Bank shall be increased or otherwise affected and, except as otherwise expressly provided in this Section, performance by the Borrower of its obligations hereunder and under the other Loan Documents shall not be excused or otherwise modified, as a result of the operation of this Section. The rights and remedies against a Defaulting Lender under this Section are in addition to other rights and remedies that the Borrower, the Designated Agent, any Issuing Bank or any Non-Defaulting Lender may have against such Defaulting Lender.

ARTICLE III

AMOUNTS AND TERMS OF LETTERS OF

CREDIT AND PARTICIPATIONS THEREIN

SECTION 3.01.    ~~SECTION 3.01~~ Letters of Credit. ~~(a)~~  (a) As of the Effective Date, without further action on the part of any Person, each Existing Letter of Credit shall be automatically deemed to be a Letter of Credit issued hereunder for all purposes of this Agreement, and the original issuing bank of each such Letter of Credit shall be the Issuing Bank thereof for all purposes hereof.

(b)    Each Issuing Bank agrees, on the terms and conditions hereinafter set forth, to Issue one or more Letters of Credit from time to time during the period from the date of this Agreement until the third day prior to the scheduled Termination Date (i) for the account of the Borrower or (ii) jointly for the Borrower’s account and the account of any of its Subsidiaries and/or the Parent and its Subsidiaries, each Letter of Credit to be in a minimum amount of $1,000,000 (or the Equivalent thereof in any Committed Currency determined on the date of delivery of the applicable Notice of Letter of Credit Request) and each such Letter of Credit upon its Issuance to expire on or before three days prior to the scheduled Termination Date (except for Auto-Renewal Letters of Credit as provided in Section 3.01(d) below); provided, however, that an Issuing Bank shall not be obligated to, and shall not, Issue any Letter of Credit if:

(i)    after giving effect to the Issuance of such Letter of Credit, the sum of the then outstanding aggregate amount of all Letter of Credit Liability and the then outstanding principal amount of all Advances, shall exceed the aggregate amount of the Commitments then in effect; provided, that, the respective Issuing Bank may assume that the aggregate amount of the Commitments then in effect shall not be so exceeded if it has not been so informed by the Designated Agent within two Business Days after receiving the notice delivered by the Borrower pursuant to Section 3.03 below;

(ii)    after giving effect to the Issuance of such Letter of Credit, the then outstanding aggregate amount of Letter of Credit Liability in respect of all Letters of Credit shall exceed $500,000,000; provided, that~~,~~ the respective Issuing Bank may assume that such amount shall not be so exceeded if it has not been so informed by the Designated Agent within two Business Days after receiving the notice delivered by the Borrower pursuant to Section 3.03 below;

(iii)    after giving effect to the Issuance of such Letter of Credit, the then outstanding aggregate amount of all Letter of Credit Liability in respect of Letters of Credit Issued by such Issuing Bank shall exceed the Issuing Commitment of such Issuing Bank; or

(iv)    the Borrower is not able to meet any of the applicable conditions set forth in Article IV, and the Designated Agent or the Majority Lenders shall have notified the Issuing Banks and the Borrower that no further Letters of Credit are to be Issued by the Issuing Banks due to such failure, and such notice has not been withdrawn.

The Borrower agrees that, in connection with each Letter of Credit issued on behalf of one or more of its subsidiaries, the Parent or one or more of the Parent’s subsidiaries, it will be fully responsible for the reimbursement of disbursements and the payment of interest thereon as provided in Section 3.03, and for the payment of the fees due under Section 3.05, to the same extent as if such Letter of Credit were issued on its own behalf (and the Borrower hereby irrevocably waives any defenses that might otherwise be available to it as a guarantor of the obligations of any of its subsidiaries, the Parent, or any subsidiary of the Parent on whose behalf any such Letter of Credit is issued).

(c)    Each Issuing Bank shall provide to the Designated Agent in writing, within two Business Days of the last Business Day of each month, a report with respect to the outstanding Letters of Credit issued by such Issuing Bank, which report shall (i) set forth the undrawn amount and drawn but unreimbursed amount as of the end of each day during that month of all such Letters of Credit and (ii) shall calculate the Letter of Credit Liability in respect of such Letters of Credit on such date (converting any amounts of the Letter of Credit Liability which are denominated in a Committed Currency to Dollars for purposes of such calculation). Promptly after receiving such reports, the Designated Agent shall forward copies thereof to the Borrower.

(d)    If the Borrower so requests, an Issuing Bank shall issue a Letter of Credit that has automatic renewal provisions (an “Auto-Renewal Letter of Credit”); provided, that any such Auto-Renewal Letter of Credit must permit the respective Issuing Bank to prevent any such renewal at least once in each twelve-month period (commencing with its date of Issuance) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Renewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Once an Auto-Renewal Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the respective Issuing Bank to permit the renewal of such Letter of Credit at any time, provided, however, that, in no event shall an Issuing Bank permit any such renewal if such Issuing Bank has received notice on or before the day that is five Business Days before the Non-Renewal Notice Date from the Designated Agent that one or more of the applicable conditions specified in Section 4.02 is not then satisfied. Notwithstanding the above, nothing in this Section 3.01(d) shall limit the ability of the respective Issuing Bank to exercise any of its rights with respect to any Auto-Renewal Letter of Credit after the termination of this Agreement.

(e)    Each Issuing Bank shall notify the Designated Agent in writing upon the reduction or termination of any Letter of Credit Issued by it within two Business Days after any such reduction or termination.

(f)    Within the limits of the obligations of the Issuing Banks set forth above and in Section 3.02, the Borrower may request the Issuing Banks to Issue one or more Letters of Credit, reimburse the Issuing Banks for payments made thereunder pursuant to Section 3.04(a) and request the Issuing Banks to Issue one or more additional Letters of Credit under this Section 3.01.

SECTION 3.02.    ~~SECTION 3.02~~ Issuing the Letters of Credit. Each Letter of Credit shall be Issued on three Business Days’ (or such shorter period as the Issuing Bank may agree) notice from the Borrower to the respective Issuing Bank and the Designated Agent as provided in a Notice of Letter of Credit Request (each such notice of letter of credit request, a “Notice of Letter of Credit Request”) in the form of Exhibit A-2 hereto, accompanied by the proposed form of such Letter of Credit in form and substance satisfactory to such Issuing Bank. On the date specified by the Borrower in such notice and upon fulfillment of the applicable conditions set forth in Section 4.02, such Issuing Bank will Issue such Letter of Credit and shall promptly notify the Designated Agent thereof.

SECTION 3.03.    ~~SECTION 3.03~~ Reimbursement Obligations. ~~(a)~~ (a) The Borrower shall:

(i)    pay to the respective Issuing Bank an amount, in the currency of such Letter of Credit, equal to, and in reimbursement for, each amount which such Issuing Bank pays under any Letter of Credit (such amount to be notified to the Borrower on or before the date of payment by such Issuing Bank) not later than the date which occurs three Business Days after payment of such amount by such Issuing Bank under such Letter of Credit; provided, that if the Borrower fails to make any such reimbursement payment when due, if such payment relates to a Letter of Credit denominated in a Committed Currency, automatically and with no further action required, the obligation of the Borrower to reimburse such amount shall be permanently converted into an obligation to reimburse an amount of Dollars the Equivalent of which in such Committed Currency equals the amount paid by such Issuing Bank under such Letter of Credit; and

(ii)    pay to such Issuing Bank interest on any amount paid by such Issuing Bank under any Letter of Credit from the date on which such Issuing Bank pays such amount under any Letter of Credit until such amount is reimbursed in full to such Issuing Bank pursuant to clause (i) above, payable on demand, at a rate per annum equal to the rate per annum required to be paid on Base Rate Advances; provided, that, if the Borrower shall not have reimbursed the respective Issuing Bank within three Business Days of payment by such Issuing Bank as provided in paragraph (i) above, the Borrower shall thereafter until such amount is reimbursed in full to such Issuing Bank pay interest, payable on demand, at a fluctuating rate per annum equal to 2% per annum above the rate per annum required to be paid on Base Rate Advances immediately prior to the date on which such Issuing Bank makes such payment under such Letter of Credit.

(b)    All amounts to be reimbursed to an Issuing Bank in accordance with subsection (a) above may, at the Borrower’s option and subject to the limitations set forth in Section 2.01 (inclusive of minimum borrowing limitations), be paid from the proceeds of Advances.

(c)    All payments in respect of Letters of Credit shall be made free and clear of all claims, charges, offsets or deductions whatsoever.

SECTION 3.04.    ~~SECTION 3.04~~ Participations Purchased by the Lenders. ~~(a)~~  (a) On the date of Issuance of each Letter of Credit the respective Issuing Bank shall be deemed irrevocably and unconditionally to have sold and transferred to each Lender without recourse or warranty, and each Lender shall be deemed to have irrevocably and unconditionally purchased and received from such Issuing Bank, an undivided interest and participation, to the extent of such Lender’s LC Commitment Percentage in effect from time to time, in such Letter of Credit and all Letter of Credit Liability relating to such Letter of Credit and all documents securing, guaranteeing, supporting, or otherwise benefiting the payment of such Letter of Credit Liability.

(b)    In the event that any reimbursement obligation under Section 3.04(a) is not paid within three Business Days after the due date to the respective Issuing Bank with respect to any Letter of Credit, such Issuing Bank shall promptly notify the Designated Agent who shall promptly notify the

Lenders of the amount of such reimbursement obligation (or the Equivalent thereof in Dollars in the case of Letters of Credit denominated in an Committed Currency) and each Lender shall pay to such Issuing Bank, in lawful money of the United States and in same day funds, an amount equal to such Lender’s LC Commitment Percentage then in effect of the amount of such unpaid reimbursement obligation with such payment to be made on the date of notification to such Lender, if such notification is made prior to 11:00 A.M. (New York City time) on a Business Day and if such notification is made after 11:00 A.M. (New York City time) on a Business Day, such payment to be made on the immediately succeeding Business Day, and in each case with interest at the Federal Funds Rate for each day after such payment is due until such amount is paid to such Issuing Bank.

(c)    Promptly after the respective Issuing Bank receives a payment (including interest payments) on account of a reimbursement obligation with respect to any Letter of Credit, such Issuing Bank shall promptly pay to each Lender which funded its participation therein, in lawful money of the United States, the Equivalent in Dollars of the funds so received, in an amount equal to such Lender’s LC Commitment Percentage thereof.

(d)    Upon the request of any Lender, the Designated Agent shall furnish, or cause the respective Issuing Bank to furnish, to such Lender copies of any outstanding Letter of Credit as may be reasonably requested by such Lender.

(e)    The obligation of each Lender to make payments under subsection (b) above shall be unconditional and irrevocable and shall remain in effect after the occurrence of the Termination Date with respect to any Letter of Credit that was Issued by the respective Issuing Bank on behalf of the Borrower or any Subsidiary thereof (or, in the case of an Auto-Renewal Letter of Credit, most recently renewed) on or before the Termination Date and such payments shall be made under all circumstances, including, without limitation, any of the circumstances referred to in Section 3.06 other than in connection with circumstances involving any willful misconduct or gross negligence of such Issuing Bank in Issuing a Letter of Credit or in determining whether documents presented under a Letter of Credit comply with the terms thereof.

(f)    If any payment received on account of any reimbursement obligation with respect to a Letter of Credit and distributed to a Lender as a participant under Section 3.04(c) is thereafter recovered from the respective Issuing Bank in connection with any bankruptcy or insolvency proceeding relating to the Borrower, each Lender which received such distribution shall, upon demand by such Issuing Bank, repay to such Issuing Bank such Lender’s ratable share of the amount so recovered together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered) of any interest or other amount paid or payable by such Issuing Bank in respect of the total amount so recovered.

SECTION 3.05.    ~~SECTION 3.05~~ Letter of Credit Fees. (a) The Borrower hereby agrees to pay to the Designated Agent for the account of each Lender (in accordance with its Letter of Credit Exposure), a letter of credit fee on the maximum amount available to be drawn under each Letter of Credit from time to time (the determination of such maximum amount to give effect to the actual amount that can be drawn thereunder during the relevant period for which such letter of credit fee is calculated and to assume compliance with all conditions for drawing) at a rate per annum equal to (i) in the case of any portion of such Letter of Credit that shall not be cash collateralized in accordance with Section 2.10, the Applicable Margin applicable to Eurocurrency Rate Advances (but determined as of the most recent CDS Determination Date for Letters of Credit) in effect from time to time while such Letter of Credit is outstanding and (ii) in the case of any portion of such Letter of Credit that shall be cash collateralized in accordance with Section 2.10, a rate equal to the Commitment Fee Percentage in effect from time to time while such Letter of Credit is outstanding, from the date of Issuance of each such Letter of Credit until the expiry date of each such Letter of Credit, payable quarterly in arrears on the fourth Business Day of each January, April, July and October prior to the expiry date of each such Letter of Credit and on the expiry date of each such Letter of Credit.

(b)    ~~(a)~~ Issuing Bank Fees. The Borrower hereby agrees to pay directly to each Issuing Bank, for its own account, a fronting fee which shall accrue at a rate per annum separately agreed upon between the Borrower and the applicable Issuing Bank on the average daily undrawn amount of the outstanding Letters of Credit issued by such Issuing Bank during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which the last of such Letters of Credit expires, terminates or is drawn in full. In addition, the Borrower shall pay directly to each Issuing Bank for its own account such customary issuance, presentation, amendment and other processing fees as are specifically agreed to in a writing between the Borrower and such Issuing Bank. Such customary fees and standard costs and charges are due and payable as separately agreed and are non-refundable.

SECTION 3.06.    ~~SECTION 3.06~~ Indemnification; Nature of the Issuing Banks’ Duties. The obligations of the Borrower hereunder with respect to Letters of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms hereof under all circumstances, including, without limitation, any of the following circumstances:

(i)    any lack of validity or enforceability of any Letter of Credit or this Agreement or any agreement or instrument relating thereto;

(ii)    the existence of any claim, setoff, defense or other right which the Borrower or the applicable Subsidiary may have at any time against the beneficiary, or any transferee, of any Letter of Credit, or the Issuing Banks, any Lender, or any other Person;

(iii)    any draft, certificate, or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv)    any lack of validity, effectiveness, or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part;

(v)    any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of the Borrower in respect of the Letters of Credit;

(vi)    any change in the time, manner or place of payment of, or in any other terms of, all or any of the obligations of the Borrower in respect of the Letters of Credit or any other amendment or waiver of or any consent to departure from all or any of this Agreement;

(vii)    payment by the applicable Issuing Bank under a Letter of Credit against presentation of a draft or other document that fails to strictly comply with the terms of such Letter of Credit; or

(viii)    any misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit;

provided, that, notwithstanding the foregoing, an Issuing Bank shall not be relieved of any liability it may otherwise have as a result of its gross negligence or willful misconduct.

SECTION 3.07.    ~~SECTION 3.07~~ Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits, 2007 Revision, International Chamber of Commerce No.600 (the “UCP”) shall in all respects be deemed a part of this Article III as if incorporated herein and shall apply to the Letters of Credit, except, in the case of any Letter of Credit, to the extent the Borrower and the applicable Issuing Bank shall otherwise agree.

SECTION 3.08.    ~~SECTION 3.08~~ Additional Issuing Banks.

(a)    The Borrower may at any time, upon at least five Business Days’ prior written notice to the Designated Agent and the Lenders, designate as an Issuing Bank any Lender that has agreed in writing to act as an Issuing Bank and the Issuing Commitment of such Lender. Thereupon any Lender so designated as an Issuing Bank shall thenceforth issue Letters of Credit on the terms and subject to the conditions herein, and the Designated Agent shall record all relevant information with respect to such Lender as such Issuing Bank and its Issuing Commitment in the Register.

(b)    The Borrower may at any time, upon at least 5 Business Days’ prior written notice to the respective Issuing Bank and the Designated Agent, increase the Issuing Commitment of an Issuing Bank and, if it shall so elect, at the same time reduce by an equivalent amount the Issuing Commitment of one or more of the other Issuing Banks; provided, that such notice is consented to by each Issuing Bank affected by such increase and decrease and provided, further, that the Designated Agent shall record each such increase and decrease of the Issuing Commitment of the respective Issuing Bank in the Register.

SECTION 3.09.    ~~SECTION 3.09~~ Dollar Payment Obligation. Notwithstanding any other term or provision hereof to the contrary, if the Borrower fails to reimburse the respective Issuing Bank for any payment made by such Issuing Bank under a Letter of Credit denominated in a Committed Currency by the close of business on the Business Day when due at the office designated therefor by such Issuing Bank specified for such reimbursement payment, then the payment made by such Issuing Bank in such Committed Currency shall be converted into Dollars (the “Dollar Payment Amount”) by such Issuing Bank as provided for herein, and the Borrower agrees that it shall be unconditionally obligated to, and shall immediately, reimburse such Issuing Bank the Dollar Payment Amount at the office designated therefor by such Issuing Bank.

SECTION 3.10.    ~~SECTION 3.10~~ Survival of Provisions; Cash Collateral. The provisions in this Article shall survive the Termination Date in respect of all Letters of Credit outstanding thereafter. To the extent any Letter of Credit will remain outstanding after the Termination Date, the Borrower shall, on the Termination Date, deposit into the LC Collateral Account held by the Designated Agent cash (in the currency of such Letter of Credit) in an amount equal to the undrawn amount (to the extent not yet collateralized by cash) of such Letter of Credit as security for the reimbursement of drawings thereunder which shall be used to reimburse the applicable Issuing Bank promptly upon a drawing under such Letter of Credit and, to the extent of any funded participation, to repay such funded participation, if any, with the respective portion thereof to be returned to the Borrower when such Letter of Credit expires or is returned to the applicable Issuing Bank, and in connection therewith the Borrower shall execute all documents as reasonably requested by the Designated Agent.

ARTICLE IV

CONDITIONS OF LENDING

SECTION 4.01.    ~~SECTION 4.01~~ Conditions Precedent to Effectiveness of Section 2.01. Section 2.01 of this Agreement shall become effective on and as of the first date (the “Effective Date”) on which all of the following conditions precedent have been satisfied or waived in accordance with Section 9.01:

(a)    the Designated Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Designated Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement;

(b)    the Designated Agent shall have received on or before the Effective Date the following, each dated as of the Effective Date: (i) certified copies of the resolutions of the Board of Directors of the Borrower or the Executive Committee of such Board authorizing the execution and delivery of this Agreement and the other documents related hereto; (ii) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the name and true signature of the officer of the Borrower executing this Agreement on its behalf; and (iii) an opinion or opinions of counsel for the Borrower (which may be in-house counsel, external counsel or a combination of the two), substantially to the effect set forth in Exhibit C hereto;

(c)    any consents or approvals of governmental or regulatory authorities, and any consents or approvals of third parties required under material agreements of the Borrower, that in either case are necessary in connection with this Agreement or the consummation of the transactions contemplated hereby shall have been obtained and shall remain in effect;

(d)    there shall have occurred no material adverse change in the business, financial condition or results of operations of the Borrower and its Subsidiaries, taken as a whole, since September 30, 2017, except as disclosed in reports filed by the Borrower and its Subsidiaries, if any, during the period from September 30, 2017, to the date hereof pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, copies of which have been furnished to the Lenders prior to the date hereof (including by posting on the website of the SEC at http://www.sec.gov);

(e)    all of the representations and warranties contained in Section 5.01 shall be correct in all material respects on and as of the Effective Date, before and after giving effect to such date (except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date);

(f)    no event shall have occurred and be continuing, or shall result from the occurrence of the Effective Date, that constitutes an Event of Default or event that with the giving of notice or passage of time or both would constitute an Event of Default; and

(g)    all advances, interest, fees and other amounts accrued for the accounts of or owed to the lenders under the Existing Credit Agreement (whether or not due at the time) shall have been or shall simultaneously be paid in full and the commitments of the lenders under such agreement shall have been or shall simultaneously be terminated.

SECTION 4.02.    ~~SECTION 4.02~~ Conditions Precedent to Each Borrowing/Issuance. The obligation of each Lender to make an Advance on the occasion of each Borrowing (including the initial Borrowing) and the obligation of each Issuing Bank to Issue each Letter of Credit (including the initial Letters of Credit) shall be subject to the further conditions precedent that the Effective Date shall have occurred and on the date of such Borrowing or Issuance the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing and the request for Issuance by the Borrower shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or Issuance such statements are true):

(a)    the representations and warranties contained in Section 5.01 (other than Section 5.01(d)) are true and correct in all material respects on and as of the date of such Borrowing or Issuance, before and after giving effect to such Borrowing or Issuance and to the application of the proceeds therefrom, as though made on and as of such date (except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been correct in all material respects on and as of such earlier date); and

(b)    no event has occurred and is continuing, or would result from such Borrowing or Issuance or from the application of the proceeds therefrom, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

SECTION 4.03.    ~~SECTION 4.03~~ Determinations Under Section 4.01. For purposes of determining compliance with the conditions specified in Section 4.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless the Designated Agent shall have received notice from such Lender prior to the date that the Borrower, by notice to the Lenders, designates as the proposed Effective Date, specifying its objection thereto. The Designated Agent shall promptly notify the Lenders and the Borrower of the occurrence of the Effective Date.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

SECTION 5.01.    ~~SECTION 5.01~~ Representations and Warranties ~~of the Borrower. The Borrower represents and warrants as~~. As of the Amendment Effective Date and from time to time thereafter as required under this Agreement, the Loan Parties represent and warrant as follows:

(a)    ~~The Borrower~~Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of ~~the State of Delaware. The Borrower~~its jurisdiction of incorporation. Each Loan Party is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction (other than its jurisdiction of incorporation) in which the nature of its activities or the character of the properties it owns or leases make such qualification necessary and in which the failure so to qualify would have a material adverse effect on the financial condition or operations of the ~~Borrower and its Subsidiaries~~Consolidated Group, taken as a whole.

(b)    The execution, delivery and performance by the Borrower of this Agreement and each of the Notes, if any, delivered hereunder ~~are~~and by the Guarantor of this Agreement are, in each case, within ~~the Borrower~~such Loan Party’s corporate powers, have been duly authorized by all necessary corporate action on the part of such Loan Party and do not contravene (i) ~~the Borrower~~such Loan Party’s certificate of incorporation or by-laws or (ii) any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any material contractual restriction binding on or affecting ~~the Borrower~~such Loan Party; no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement or the Notes, if any, or by the Guarantor of this Agreement, in each case, except such as have been obtained or made and are in full force and effect; and this Agreement is and each of the Notes, when delivered hereunder~~,~~ will be, the legal, valid and binding obligation of each Loan Party or, in the case of the Notes, the Borrower, enforceable against ~~the Borrower~~such Loan Party in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and general principles of equity, and for the avoidance of doubt, subject to the occurrence of the Fox Acquisition Closing Date, in the case of the Guaranty.

(c)    The ~~Borrower~~Parent’s most recent annual report on Form 10-K, containing the consolidated balance sheet of the ~~Borrower and its Subsidiaries~~Consolidated Group, and the related consolidated statements of income and of cash flows of the ~~Borrower and its Subsidiaries~~Consolidated Group, copies of which have been furnished to each Lender pursuant to Section 6.01(e)(ii) or as otherwise furnished to the Lenders (including by posting on the website of the SEC at http://www.sec.gov), fairly present the consolidated financial condition of the ~~Borrower and its Subsidiaries~~Consolidated Group as at the date of such balance sheet and the consolidated results of operations of the ~~Borrower and its Subsidiaries~~Consolidated Group for the fiscal year ended on such date, all in accordance with ~~generally accepted accounting principles~~GAAP consistently applied.

(d)    There is no pending or, to the ~~Borrower~~Parent’s knowledge, threatened claim, action or proceeding affecting ~~the Borrower or any of its Subsidiaries~~any member of the Consolidated Group which could reasonably be expected to have a material adverse effect on the financial condition or operations of the ~~Borrower and its Subsidiaries~~Consolidated Group, taken as a whole (other than any claim, action or proceeding arising from or related to the Fox Acquisition Transactions), or which could reasonably be expected to affect the legality, validity or enforceability of this Agreement; and to the ~~Borrower~~Parent’s knowledge, ~~the Borrower and each of its Subsidiaries have~~each member of the Consolidated Group has complied, and ~~are~~is in compliance, with all applicable laws, rules, regulations, permits, orders, consent decrees and judgments, except for any such matters which have not had, and would not reasonably be expected to have, a material adverse effect on the financial condition or operations of the ~~Borrower and its Subsidiaries~~Consolidated Group, taken as a whole.

(e)    ~~The Borrower and the ERISA Affiliates have not incurred and are not reasonably expected to incur any material liability in connection with their Single Employer Plans or Multiple Employer Plans, other than ordinary liabilities for benefits; neither the Borrower~~No ERISA Event has occurred or is reasonably expected to occur that could reasonably be expected to have a material adverse effect on the financial condition or operations of the Consolidated Group, taken as a whole; neither the Parent nor any ERISA Affiliate has incurred or is reasonably expected to incur any material withdrawal liability (as defined in Part I of Subtitle E of Title IV of ERISA) to any Multiemployer Plan; and no Multiemployer Plan of the ~~Borrower~~Parent or any ERISA Affiliate is reasonably expected to ~~be in reorganization or to~~ be terminated, within the meaning of Title IV of ERISA.

(f)    The ~~Borrower~~Parent has implemented and will maintain policies and procedures designed to ensure compliance by ~~the Borrower, its Subsidiaries~~each member of the Consolidated Group and their directors, officers and employees with applicable Anti-Corruption Laws and Sanctions Laws, and is in compliance with applicable Anti-Corruption Laws and Sanctions Laws in all material respects. ~~None~~ No member of the ~~Borrower or any Subsidiary or~~Consolidated Group and, to the knowledge of the ~~Borrower~~Parent, ~~any~~no director, officer or employee of ~~the Borrower or any Subsidiary~~any member of the Consolidated Group acting in connection with or benefitting from the credit facility established hereby, is a Sanctioned Person. No borrowing of Advances will be made by the Borrower or Letter of Credit issued at the request of the Borrower (A) for the purpose of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person, in violation of applicable Anti-Corruption Laws or (B) for the purpose of financing, funding or facilitating unauthorized transactions with any Sanctioned Person. To the knowledge of the ~~Borrower~~Parent, no transactions undertaken by ~~the Borrower~~any member of the Consolidated Group hereunder will be undertaken in violation of applicable Anti-Corruption Laws or Sanctions Laws.

SECTION 5.02.    ~~SECTION 5.02~~ Additional Representations and Warranties ~~of the Borrower~~ as of Each Increase Date and Each Extension Date. The ~~Borrower~~Parent represents and warrants on each Increase Date and each Extension Date (and at no other time) that, as of each such date, the following statements shall be true:

(a)    there has been no material adverse change in the business, financial condition or results of operations of the ~~Borrower and its Subsidiaries~~Consolidated Group, taken as a whole, since the date of the audited financial statements of the ~~Borrower and its Subsidiaries~~Parent most recently delivered to the Lenders pursuant to Section 6.01(e)(ii) prior to the applicable Increase Date or Extension Date, as the case may be (except as disclosed in periodic or other reports filed by the ~~Borrower and its Subsidiaries~~Parent pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, during the period from the date of the then most recently delivered audited financial statements of the ~~Borrower and its Subsidiaries~~Parent pursuant to Section 6.01(e)(ii) to the date of the notice of the Borrower’s request for an increase in the aggregate Commitments related to such Increase Date or for an extension of the Termination Date then in effect related to such Extension Date, as the case may be); and

(b)    the representations and warranties contained in Section 5.01 are correct in all material respects on and as of such date, as though made on and as of such date (except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date).

ARTICLE VI

COVENANTS ~~OF THE BORROWER~~

SECTION 6.01.    ~~SECTION 6.01~~ Affirmative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the ~~Borrower~~Parent will, unless the Majority Lenders shall otherwise consent in writing:

(a)    Compliance with Laws, etc. Comply, and cause each ~~of its Subsidiaries~~member of the Consolidated Group to comply, in all material respects with all applicable laws, rules, regulations, permits, orders, consent decrees and judgments binding on ~~the Borrower and its Subsidiaries~~any member of the Consolidated Group, including ERISA and the Patriot Act, the failure with which to comply would have a material adverse effect on the financial condition or operations of the ~~Borrower and its Subsidiaries~~Consolidated Group, taken as a whole.

(b)    Payment of Taxes, etc. Pay and discharge, and cause each ~~of its Subsidiaries~~member of the Consolidated Group to pay and discharge, before the same shall become delinquent, if the failure to pay and discharge would have a material adverse effect on the financial condition or operations of the ~~Borrower and its Subsidiaries~~Consolidated Group, taken as a whole, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims which, if unpaid, would by law become a Lien upon its property; provided, however, that ~~neither the Borrower nor any of its Subsidiaries~~no member of the Consolidated Group shall be required to pay or discharge any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP.

(c)    Preservation of Corporate Existence, etc. Subject to Section 6.02(a), preserve and maintain (and, if the Parent shall not be the Borrower, cause the Borrower to preserve and maintain) its corporate existence, rights (charter and statutory) and franchises; provided, however, that ~~the Borrower~~no Loan Party shall ~~not~~ be required to preserve any right or franchise if the loss thereof would not have a material adverse effect on the business, financial condition or operations of the ~~Borrower and its Subsidiaries, taken as a whole~~Consolidated Group, taken as a whole. On and after the Fox Acquisition Closing Date, the Guarantor shall cause the Borrower to be a direct or indirect Subsidiary of the Guarantor.

(d)    Maintenance of Interest Coverage Ratio. Maintain as of the last day of each fiscal quarter of the ~~Borrower~~Parent, commencing with the first fiscal quarter of the ~~Borrower~~Parent following the Effective Date, the ratio of (i) Consolidated EBITDA for the Measurement Period ending on such day to (ii) Consolidated Interest Expense for the Measurement Period ending on such day of not less than 3.00 to 1.00.

(e)    Reporting Requirements. Furnish to the Designated Agent, on behalf of the Lenders and the Issuing Banks:

(i)    as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of the ~~Borrower~~Parent, a copy of the ~~Borrower~~Parent’s quarterly report ~~to shareholders~~ on Form 10-Q as filed with the ~~Securities and Exchange Commission (the “SEC”)~~SEC, in each case containing a consolidated balance sheet of the ~~Borrower and its Subsidiaries~~Parent as of the end of such fiscal quarter and consolidated statements of income and of cash flows of the ~~Borrower and its Subsidiaries~~Parent for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, and a certificate of any of the ~~Borrower~~Parent’s Chairman of the Board of Directors, President, Chief Financial Officer, Treasurer, Assistant Treasurer or Controller (A) stating that no Event of Default, or event that with the giving of notice or passage of time or both would constitute an Event of Default, has occurred and is continuing and (B) containing a schedule which shall set forth the computations used by the ~~Borrower~~Parent in determining compliance with the covenant contained in Section 6.01(d); provided that the quarterly report on Form 10-Q required to be delivered pursuant to this paragraph shall be deemed to be delivered if such report shall have been posted and shall be available on the website of the SEC at http://www.sec.gov;

(ii)    as soon as available and in any event within 100 days after the end of each fiscal year of the ~~Borrower~~Parent, a copy of the ~~Borrower~~Parent’s annual report ~~to shareholders~~ on Form 10-K as filed with the SEC, containing consolidated financial statements of the ~~Borrower and its Subsidiaries~~Parent for such fiscal year and a certificate of any of the ~~Borrower~~Parent’s Chairman of the Board of Directors, President, Chief Financial Officer, Treasurer, Assistant Treasurer or Controller (A) stating that no Event of Default, or event that with the giving of notice or passage of time or both would constitute an Event of Default, has occurred and is continuing and (B) containing a schedule which sets forth the computations used by the ~~Borrower~~Parent in determining compliance with the covenant contained in Section 6.01(d); provided that the annual report on Form 10-K required to be delivered pursuant to this paragraph shall be deemed to be delivered if such report shall have been posted and shall be available on the website of the SEC at http://www.sec.gov;

(iii)    promptly after a Responsible Officer of the ~~Borrower~~Parent obtains actual knowledge of the occurrence of an Event of Default~~, and each~~ or an event that with the giving of notice or passage of time or both would constitute an Event of Default, a statement of ~~any~~a Responsible Officer of the Parent setting forth details of such Event of Default or event continuing on the date of such statement, and the action which the ~~Borrower~~Parent has taken and proposes to take with respect thereto;

(iv)    promptly after a Responsible Officer of the ~~Borrower~~Parent obtains actual knowledge thereof, notice of any actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting ~~the Borrower or any of its Subsidiaries~~any member of the Consolidated Group of the type described in Section 5.01(d);

(v)    promptly after a Responsible Officer of the ~~Borrower~~Parent obtains actual knowledge thereof, written notice of any pending or threatened Environmental Claim against ~~the Borrower or any of its Subsidiaries~~any member of the Consolidated Group or any of their respective properties which could reasonably be expected to materially and adversely affect the financial condition or operations of the ~~Borrower and its Subsidiaries~~Consolidated Group, taken as a whole;

(vi)    promptly after a Responsible Officer of the ~~Borrower~~Parent obtains actual knowledge of the occurrence of any ERISA Event which could reasonably be expected to materially and adversely affect the financial condition or operations of the ~~Borrower and its Subsidiaries~~Consolidated Group, taken as a whole, a statement of any of the ~~Borrower~~Parent’s Chairman of the Board of Directors, President, Chief Financial Officer, Treasurer, Assistant Treasurer or Controller describing such ERISA Event and the action, if any, which the ~~Borrower~~Parent has taken and proposes to take with respect thereto;

(vii)    promptly after a Responsible Officer of the ~~Borrower~~Parent obtains actual knowledge of receipt thereof by the ~~Borrower~~Parent or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the ~~Borrower~~Parent or any ERISA Affiliate concerning (A) the imposition of withdrawal liability (as defined in Part I of Subtitle E of Title IV of ERISA) by a Multiemployer Plan, which withdrawal liability could reasonably be expected to materially and adversely affect the financial condition or operations of the ~~Borrower and its Subsidiaries~~Consolidated Group, taken as a whole, (B) the ~~reorganization or~~ termination, within the meaning of Title IV of ERISA, of any Multiemployer Plan, which ~~reorganization or~~ termination could reasonably be expected to materially and adversely affect the financial condition or operations of the ~~Borrower and its Subsidiaries~~Consolidated Group, taken as a whole, or (C) the amount of liability incurred, or which may be incurred, by the ~~Borrower~~Parent or any ERISA Affiliate in connection with any event described in ~~subclause~~clause (vii)(A) or (vii)(B) above; and

(viii)    such other material information reasonably related to any Lender’s credit analysis of ~~the Borrower or any of its Subsidiaries~~any member of the Consolidated Group as any Lender through the Designated Agent may from time to time reasonably request.

For the avoidance of doubt, all references in this Section 6.01, in Section 5.01 or 5.02 or elsewhere in this Agreement to any annual, quarterly or other reports filed with the SEC by the Parent or any financial statements of the Parent, and all determinations of Consolidated EBITDA or Consolidated Interest Expense for any Measurement Period, in each case, will be determined (x) prior to such time on or after the Fox Acquisition Closing Date as the Guarantor first files its annual or quarterly report with the SEC, by reference to the Borrower being the Parent and (y) thereafter, by reference to the Guarantor being the Parent but, where applicable for any such determination, taking into account and combining any portion of the relevant period during which the Borrower produced the relevant financial statements, mutatis mutandis.

SECTION 6.02.    ~~SECTION 6.02~~ Negative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, ~~the Borrower~~no Loan Party will ~~not~~, without the written consent of the Majority Lenders:

(a)    Mergers, etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets of the ~~Borrower and its Subsidiaries~~Consolidated Group, taken as a whole (whether now owned or hereafter acquired), to, any Person, or permit any ~~of its Subsidiaries~~member of the Consolidated Group to do so, unless (i) immediately after giving effect to such proposed transaction, no Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default would exist and (ii) in the case of any such merger to which ~~the Borrower~~any Loan Party is a party, ~~the Borrower~~such Loan Party is the surviving corporation, it being understood that, subject to the compliance with clause (ii) above, nothing in this Section 6.02(a) shall be deemed to restrict the consummation of the Fox Acquisition Transactions (including the disposition of Regional Sports Network required in connection therewith).

ARTICLE VII

EVENTS OF DEFAULT

SECTION 7.01.    ~~SECTION 7.01~~ Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing:

(a)    The Borrower shall fail to pay any principal of any Advance or any reimbursement obligation under any Letter of Credit when the same becomes due and payable; or the Borrower shall fail to pay any interest on any Advance, or on any reimbursement obligation under any Letter of Credit or any fee or other amount payable under this Agreement, in each case within three Business Days after such interest, fee or other amount becomes due and payable; or

(b)    Any representation or warranty made by ~~the Borrower~~any Loan Party herein or by ~~the Borrower~~any Loan Party (or any of its officers) ~~delivered~~ in writing ~~and~~that is identified as delivered in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

(c)    ~~The Borrower~~Any Loan Party shall fail to perform or observe any covenant applicable to it contained in Section 6.01(c) (solely as to the last sentence of such Section), Section 6.01(d), Section 6.01(e)(iii) or Section 6.02; or

(d)    ~~The Borrower~~Any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in this Agreement applicable to such Loan Party on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 30 days after written notice thereof shall have been given to the ~~Borrower~~Parent by the Designated Agent or the Majority Lenders; or

(e)    ~~The Borrower or any of its Subsidiaries~~(i) Any member of the Consolidated Group shall fail to pay any principal of or premium or interest on any Debt of ~~the Borrower or such Subsidiary~~such member of the Consolidated Group which is outstanding in a principal amount of at least $250,000,000 in the aggregate (but excluding Debt arising hereunder) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure (~~i~~A) shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt and (~~ii~~B) shall not have been cured or waived; ~~or~~(ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or (iii) any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; provided that (1) clause (iii) above shall not apply (and it is understood that clause (ii) above does not apply) to any prepayment, redemption, purchase or defeasance of any such Debt incurred for the purpose of financing, in whole or in part, any acquisition (including the Fox Acquisition Transactions) if such prepayment, redemption, purchase or defeasance is required to be made (A) as a result of such acquisition failing to be consummated or (B) with the proceeds of any sale or other disposition of assets, any incurrence of any other Debt or any issuance of any equity interests by any member of the Consolidated Group, (2) clause (iii) above shall not apply (and it is understood that clause (ii) above does not apply) to any prepayment, redemption, purchase or defeasance of any such Debt of any Person acquired by the Parent or any of its Subsidiaries after the date hereof (including 21CF and its subsidiaries) if such prepayment, redemption, purchase or defeasance is required to be made as a result of the consummation of such acquisition (including, in the case of 21CF and its subsidiaries, the Fox Acquisition Transactions) and (3) it is understood that clauses (ii) and (iii) above do not apply to any demand for payment of any such Debt that, by its terms, is due on demand made at any time (howsoever described); or

(f)    The Parent, the Borrower or any Material Subsidiary shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Parent, the Borrower or any Material Subsidiary seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for substantially all of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Parent, the Borrower or any Material Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

(g)    Any money judgment, writ or warrant of attachment or similar process against ~~the Borrower~~any Obligor, any Material Subsidiary or any of their respective assets in an amount in excess of $250,000,000 (exclusive of any amount covered by a nationally recognized financially sound insurer that has received notice of the claim to which such money judgment, writ or warrant of attachment or similar process relates and has not denied coverage or otherwise denied liability in respect thereof) is entered and shall remain undischarged, unvacated, unbonded or unstayed for a period of 30 days or, in any case, within five days of any pending sale or disposition of any asset pursuant to any such process; or

(h)     From and after the Fox Acquisition Closing Date, the Guaranty shall for any reason be terminated by the Guarantor or cease to be in full force and effect or to be valid and binding on the Guarantor, or the enforceability thereof shall be contested by the Guarantor;

then, and in any such event, the Designated Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to the ~~Borrower~~Parent, (A) declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, (B) declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by ~~the Borrower~~each Obligor, (C) declare the obligation of the Issuing Banks to issue further Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and/or (D) demand from time to time that the Borrower pay to the Designated Agent for the benefit of the Issuing Banks, an amount in immediately available funds (in Dollars) equal to the then outstanding Letter of Credit Liability which shall be held by the Designated Agent as cash collateral in the LC Collateral Account under the exclusive control and dominion of the Designated Agent and applied to the reduction of such Letter of Credit Liability as drawings are made on outstanding Letters of Credit; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated, (B) the Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by ~~the Borrower~~each Obligor, (C) all obligations of the Issuing Banks to issue further Letters of Credit shall be terminated, and/or (D) the Borrower shall pay to the Designated Agent for the benefit of the Issuing Banks, an amount in immediately available funds (in the respective currencies of the outstanding Letters of Credit) equal to the then outstanding Letter of Credit Liability which shall be held by the Designated Agent as cash collateral in the LC Collateral Account under the exclusive control and dominion of the Designated Agent and applied to the reduction of such Letter of Credit Liability as drawings are made on outstanding Letters of Credit. Promptly upon the expiration or cancellation of any Letter of Credit with respect to which cash collateral is on deposit in the LC Collateral Account pursuant to this provision or otherwise, the Designated Agent shall (i) return all cash collateral related to such Letter of Credit to the Borrower by depositing such amounts in the account identified by the Borrower at such time and (ii) thereafter, upon the expiration or cancellation of the final Letter of Credit with respect to which cash collateral is on deposit in the LC Collateral Account, close the LC Collateral Account.

ARTICLE VIII

THE DESIGNATED AGENT

SECTION 8.01.    ~~SECTION 8.01~~ Authorization and Action.  (a) Each Lender and each Issuing Bank hereby appoints and authorizes the Designated Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Designated Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of this Agreement or collection of the Advances), the Designated Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Designated Agent shall not be required to take any action ~~which~~that, in its opinion, exposes the Designated Agent to personal liability or which is contrary to this Agreement or applicable law. The Designated Agent agrees to give to each Lender prompt notice of each notice given to it by ~~the Borrower~~any Loan Party pursuant to the terms of this Agreement. The Designated Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default, or any event that with the giving of notice or passage of time or both would constitute an Event of Default, has occurred and is continuing (and it is understood and agreed that the use of the term “agent” herein with reference to the Designated Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties).

(b)    ~~(a)~~ Each Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith and such Issuing Bank shall have all of the benefits and immunities (i) provided to the Designated Agent in this Article VIII with respect to any acts taken or omissions suffered by such Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it as fully as if the term “Designated Agent,” as used in this Article VIII, included such Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to such Issuing Bank.

(c)    ~~(b)~~ The Designated Agent may perform any of its duties and exercise its rights and powers hereunder through any of its Affiliates. Notwithstanding anything herein to the contrary, the exculpatory provisions of this Article VIII and the provisions of Sections 9.04 and 9.08 shall apply to any such Affiliate of the Designated Agent and the Designated Agent shall remain responsible for the performance of such duties.

(d)     ~~(c)~~ The Co-Administrative Agents, the Co-Syndication Agents, the Co-Documentation Agents, the Managing Agents and the Joint Lead Arrangers and Joint Book Managers named on the cover of this Agreement shall have no duties under this Agreement other than those afforded to them in their capacities as Lenders, and each Lender hereby acknowledges that the Co-Administrative Agents, the Co-Syndication Agents, the Co-Documentation Agents and the Joint Lead Arrangers and Joint Book Managers have no liability under this Agreement other than those assumed by them in their capacities as Lenders.

SECTION 8.02.    ~~SECTION 8.02~~ Exculpatory Provisions; Designated Agent’s Reliance~~, etc~~. Neither the Designated Agent nor any of its directors, officers, agents or employees shall be liable to any Lender or any Issuing Bank for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Designated Agent: (i) may treat the Lender which made any Advance (or purchased or funded a participation with respect to a Letter of Credit) as the holder of the Debt resulting therefrom until the Designated Agent receives and accepts an Assumption Agreement entered into by an Assuming Lender as provided in Section 2.19 or 2.20, as the case may be, or an Assignment and Acceptance entered into by such Lender, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07; (ii) may consult with legal counsel (including counsel for ~~the Borrower~~any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender or any Issuing Bank and shall not be responsible to any Lender or any Issuing Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall be deemed not to have knowledge of any Event of Default, or any event that with the giving of notice or passage of time or both would constitute an Event of Default, unless and until written notice thereof (stating that it is a “notice of default”) is given to the Designated Agent by any Loan Party or any Lender and shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of ~~the Borrower~~any Loan Party or to inspect the property (including the books and records) of ~~the Borrower~~any member of the Consolidated Group; (v) shall not be responsible to any Lender or any Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any instrument or document furnished pursuant hereto; ~~and (vi~~(vi) shall not have any duty to ascertain or to inquire as to whether any Lender is a Defaulting Lender; and (vii) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be received by telecopier or e-mail) believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 8.03.    ~~SECTION 8.03~~ The Designated Agent and its Affiliates. With respect to its Commitment and the Advances made by it ~~and~~, any Note or Notes issued to it and any Letter of Credit issued by it, the Designated Agent shall have the same rights and powers under this Agreement as any other Lender or Issuing Bank and may exercise the same as though it were not the Designated Agent; and the term “Lender” or “~~Lenders~~Issuing Bank” shall, unless otherwise expressly indicated, include the Designated Agent in its individual capacity. The Designated Agent and its respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with the ~~Borrower,~~Parent or any of its ~~subsidiaries~~Affiliates and any Person who may do business with or own securities of the ~~Borrower~~Parent or any ~~such subsidiary~~of its Affiliates, all as if the Designated Agent were not the Designated Agent and without any duty to account therefor to the Lenders or the Issuing Banks.

SECTION 8.04.    ~~SECTION 8.04~~ Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Designated Agent, any Co-Administrative Agent, Co-Syndication Agent, Co-Documentation Agent, Joint Lead Arranger or Joint Book Manager named on the cover of this Agreement, any Issuing Bank or any other Lender and based on the financial statements referred to in Section 5.01(c) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Designated Agent, any Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

SECTION 8.05.    ~~SECTION 8.05~~ Indemnification.

(a)    Designated Agent. The Lenders severally agree to indemnify the Designated Agent (to the extent not reimbursed by the ~~Borrower~~Obligors but without affecting ~~the Borrower~~any Obligor’s obligations with respect thereto), ratably according to the respective principal amounts of Advances then owing to each of them (or, if no Advances are at the time outstanding or if any Advances are then owing to Persons which are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Designated Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Designated Agent under this Agreement in its capacity as such; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Designated Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Designated Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Designated Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal or bankruptcy proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Designated Agent is not reimbursed for such expenses by the ~~Borrower~~Obligors.

(b)    Issuing Bank. The Lenders severally agree to indemnify each Issuing Bank (to the extent not reimbursed by the ~~Borrower~~Obligors but without affecting any Obligor’s obligations with respect thereto), ratably according to their respective LC Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Issuing Bank in any way relating to or arising out of this Agreement and the Letters of Credit issued by it or any action taken or omitted by such Issuing Bank under this Agreement or the Letters of Credit Issued by it; provided, that~~,~~ no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Issuing Bank’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse such Issuing Bank promptly upon demand for its ratable share of any out-of-pocket expenses

(including reasonable counsel fees) incurred by such Issuing Bank in connection with the preparation, execution, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the Letters of Credit Issued by it, to the extent that the Issuing Bank is not reimbursed for such expenses by the ~~Borrower~~Obligors. In the case of any investigation, litigation or proceeding giving rise to any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs expenses or disbursements, this Section 8.05(b) applies whether any such investigation, litigation or proceeding is brought by the Designated Agent, any Issuing Bank, any Lender or a third party.

SECTION 8.06.    ~~SECTION 8.06~~ Successor Designated Agent. The Designated Agent may resign at any time by giving written notice thereof to the Lenders and the ~~Borrower~~Parent and such resignation shall be effective upon the appointment of a successor Designated Agent as provided herein. Upon any such resignation, the Majority Lenders shall have the right (with the consent of the ~~Borrower~~Parent unless an Event of Default has occurred and is continuing) to appoint a successor Designated Agent (which shall be a Lender). If no successor Designated Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Designated Agent’s giving of notice of resignation, then the retiring Designated Agent may, on behalf of the Lenders, appoint a successor Designated Agent. Any successor Designated Agent appointed hereunder shall be a commercial bank organized or licensed under the laws of the United States or of any State thereof, or an Affiliate of any such commercial bank, having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Designated Agent hereunder by a successor Designated Agent, such successor Designated Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Designated Agent, and the retiring Designated Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Designated Agent’s resignation hereunder as Designated Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Designated Agent under this Agreement.

SECTION 8.07.    Enforcement of the Guaranty. Each Guaranty Beneficiary hereby agrees that, notwithstanding anything to the contrary in Article X hereof, no Guaranty Beneficiary shall have any right individually to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies under the Guaranty may be exercised solely by the Designated Agent, for the benefit of the Guaranty Beneficiaries, in accordance with the terms thereof, and that each Guaranty Beneficiary hereby authorizes the Designated Agent to be the agent for and representative of the Guaranty Beneficiaries with respect to the Guaranty and to exercise all such powers, rights and remedies on its behalf.

SECTION 8.08.    ~~SECTION 8.07~~ Certain Lender Representations, Etc.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Designated Agent and the institutions named as Co-Administrative Agents, Co-Syndication Agents, Co-Documentation Agents, Managing Agents ~~and~~, Joint Lead Arrangers and Joint Book Managers on the cover page of this Agreement and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of ~~the Borrower or any of its Subsidiaries~~any member of the Consolidated Group, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of ~~29 CFR § 2510.3-101, as modified by~~ Section 3(42) of ERISA or otherwise) of one or more Benefit Plans ~~in connection~~ with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit ~~or~~, the Commitments or this Agreement,

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement,

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement, or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Designated Agent, in its sole discretion, and such Lender.

(b)    In addition, unless either (1) sub-clause (i) of the immediately preceding ~~paragraph~~clause (a) is true with respect to ~~such~~a Lender or (2) such Lender has ~~not~~ provided another representation, warranty and covenant ~~as provided~~ in accordance with sub-clause (iv) ~~of~~in the immediately preceding ~~paragraph~~clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Designated Agent and the institutions named as Co-Administrative Agents, Co-Syndication Agents, Co-Documentation Agents, Managing Agents ~~and~~, Joint Lead Arrangers and Joint Book Managers on the cover page of this Agreement and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of ~~the Borrower or any of its Subsidiaries, that:~~any member of the Consolidated Group, that the Designated Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in administration of and performance of the Advances, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Designated Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

~~(i)     none of the Designated Agent or any of the institutions named as Co-Administrative Agents, Co-Syndication Agents, Co-Documentation Agents, Managing Agents and Joint Lead Arrangers and Joint Book Managers on the cover page of this Agreement or their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by any Person under this Agreement or any documents related to hereto or thereto),~~

~~(ii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50,000,000, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),~~

~~(iii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies,~~

~~(iv)     the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Advances, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and~~

~~(v)    no fee or other compensation is being paid directly to the Designated Agent or any of the institutions named as Co-Administrative Agents, Co-Syndication Agents, Co-Documentation Agents, Managing Agents and Joint Lead Arrangers and Joint Book Managers on the cover page of this Agreement or their respective Affiliates for investment advice (as opposed to other services) in connection with the Advances, the Letters of Credit, the Commitments or this Agreement.~~

(c)    The Designated Agent and the institutions named as Co-Administrative Agents, Co-Syndication Agents, Co-Documentation Agents, Managing Agents and Joint Lead Arrangers and Joint Book Managers on the cover page of this Agreement hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Advances, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Advances, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Advances, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

The following terms shall for purposes of this Section have the meanings set forth below:

“Benefit Plan” means (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01.    ~~SECTION 9.01~~ Amendments, etc. ~~(a)~~ (a) ~~No~~Except as provided in Sections 2.08(e) and 9.13, no amendment or waiver of any provision of this Agreement, or consent to any departure by ~~the Borrower~~any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and ~~the Borrower~~each Loan Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall: (a) waive any of the conditions specified in Section 4.01 or 4.02 without the written consent of each Lender, (b) increase or extend the scheduled date of the expiration of the Commitments ~~of the Lenders (other than as provided in Section 2.19) or subject the Lenders to any additional obligations~~ without the written consent of each affected Lender, (c) reduce the principal of, or interest on, the Advances or any reimbursement obligation in respect of any Letters of Credit or the fees payable hereunder without the written consent of each affected Lender, (d) postpone any date fixed for any payment of principal of, or interest on, the Advances (other than as provided in Section 2.20), any reimbursement obligation in respect of any Letters of Credit or any fee without the written consent of each affected Lender, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of Advances or Letter of Credit Liability, or the number of Lenders which shall be required for the Lenders or any of them to take any action hereunder without the written consent of each Lender ~~or (f) amend this Section 9.01 or Section 2.21(a)(ii)~~, (f) from and after the Fox Acquisition Closing Date, release (except as expressly provided in Section 10.03) the Guarantor from the Guaranty (including by limiting liability in respect thereof) without the written consent of each Lender or (g) amend this Section 9.01 without the written consent of each Lender (it being understood that, for purposes of this proviso, “Lender” shall not include the Borrower or any of its Affiliates, if a Lender, at the time of any such amendment, waiver or consent); provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by the Designated Agent or each Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or duties of the Designated Agent or such Issuing Bank, respectively, under this Agreement or any Note and (ii) notwithstanding anything to the contrary in this Section 9.01, any provision of this Agreement may be amended by an agreement in writing entered into by the Designated Agent and the Parent to cure any ambiguity, omission, defect or inconsistency arising in connection with the consummation of, or otherwise in connection with, the Fox Acquisition Transactions or the Borrower becoming a subsidiary of the Guarantor.

SECTION 9.02.    ~~SECTION 9.02~~ Notices, etc. ~~(a)~~  (a) All notices and other communications provided for hereunder shall, except as otherwise expressly provided for herein, be in writing (including e-mail and telecopier communication) and mailed, e-mailed, telecopied or delivered, if to the Borrower, at its address at:

The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

Attention: Treasurer

Telecopier Number: (818) 563-1682

Email: corp.finance@disney.com;

with a copy to:

The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521-0523

Attention: Treasury Operations

Telecopier Number: (818) 843-7921

Email: corp.cash.management.group@disney.com;

with a copy to:

The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

Attention: Associate General Counsel, Corporate Legal Department

Telecopier Number: (818) 560-1823;

if to the Guarantor, at its address at:

TWDC Holdco 613 Corp.

c/o The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

Attention: Treasurer

Telecopier Number: (818) 563-1682

Email: corp.finance@disney.com;

with a copy to:

TWDC Holdco 613 Corp.

c/o The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521-0523

Attention: Treasury Operations

Telecopier Number: (818) 843-7921

Email: corp.cash.management.group@disney.com;

with a copy to:

TWDC Holdco 613 Corp.

c/o The Walt Disney Company

500 South Buena Vista Street

Burbank, California 91521

Attention: Associate General Counsel, Corporate Legal Department

Telecopier Number: (818) 560-1823;

if to any Issuing Bank, at its respective address at:

JPMorgan Chase Bank, N.A.

10420 Highland Manor Dr., 4th Floor

Tampa, FL 3361

Attention: Standby LC Unit

Phone Number: (800~~-~~) 364-1969

~~Telecopy~~Telecopier Number: (856~~-~~) 294-5267

Email: gts.ib.standby@jpmchase.com;

with a copy to:

JPMorgan Chase Bank, N.A.

500 Stanton Christiana ~~Rd.NCC5 / 1st~~Road, Ops 2, Floor 3

Newark, DE 19713-2107

~~Attention: Loan & Agency Services GroupEmail:~~

~~12012443629@tls.ldsprod.com;~~Attention: Mary Crews

Phone Number: (302) 634-5881

Telecopier Number: (302) 634-3301

Email: Deal.Management.Team@jpmchase.com, with a copy to

mary.crews@jpmorgan.com;

if to any Lender, at its Domestic Lending Office specified on Schedule 1.01 hereto~~,~~ or in the Assumption Agreement or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be; and if to the Designated Agent, at its address at:

JPMorgan Chase Bank, N.A.

~~Investment Bank Loan Operations~~

500 Stanton Christiana ~~Rd.NCC5 / 1st Floor~~Road, Ops 2, Floor 3

Newark, DE 19713-2107

Attention: Mary Crews

Phone Number: (302) 634-5881

Telecopier Number: (302) 634-3301

Email: Deal.Management.Team@jpmchase.com, with a copy to

mary.crews@jpmorgan.com;

~~Newark, DE, 19713~~

~~Attention: Eugene Tull~~

~~Phone Number: (302) 634 - 1112~~

~~Email: eugene.h.tulliii@chase.com;~~J.P. Morgan Europe Limited

Loans Agency 6th Floor

25 Bank Street, Canary Wharf

London E145JP

United Kingdom

Attention: Loans Agency

Telecopier Number: +44 (0) 207 777 2360

Email: loan_and_agency_london@jpmorgan.com, with a copy to

nicole.johnson@jpmorgan.com;

with a copy to:

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 24

New York, NY 10179

Attention: ~~Christopher J White~~Bruce Borden

Phone Number: (212) 270-~~4890~~5799

Telecopier Number: (212) 622-4556

Email: ~~chris.j.white@Jpmorgan~~bruce.s.borden@jpmorgan.com;

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties; provided that materials required to be delivered pursuant to Section 6.01(e)(i) or 6.01(e)(ii) shall be delivered to the Designated Agent as specified in Section 9.02(b) or as otherwise specified to the ~~Borrower~~Parent by the Designated Agent; and provided further that such materials shall be deemed delivered to the Designated Agent to the extent posted and available on the website of the SEC at www.sec.gov. All such notices and communications shall, when mailed, telecopied or e-mailed, be effective when deposited in the mails, telecopied or confirmed by e-mail, respectively, except that notices and communications to the Designated Agent pursuant to Article II or VIII and to an Issuing Bank pursuant to Article III or VIII shall not be effective until received by the Designated Agent or such Issuing Bank, as the case may be. Delivery by telecopier, ~~electronic~~ e-mail or other electronic means of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

(b)    ~~The Borrower~~Each Loan Party agrees that the Designated Agent may make materials required to be delivered pursuant to Section 6.01(e)(i) and 6.01(e)(ii), as well as any other written information, documents, instruments (other than the Notes) and other material relating to ~~the Borrower, any of its Subsidiaries~~ any member of the Consolidated Group or any other materials or matters relating to this Agreement or any of the transactions contemplated hereby (collectively, the “Communications”) available to the Lenders by posting such notices on IntraLinks or a substantially similar electronic system (the “Platform”). ~~The Borrower~~Each Loan Party acknowledges that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided “as is” and “as available” and (iii) neither the Designated Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Designated Agent or any of its Affiliates in connection with the Platform.

(c)    Each Lender agrees that notice to it (as provided in the next sentence) (a “Notice”) specifying that any Communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Agreement; provided that if reasonably requested by any Lender, the Designated Agent shall deliver a copy of the Communications to such Lender by e-mail or telecopier. Each Lender agrees (i) to notify the Designated Agent in writing of such Lender’s e-mail addresses to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter to ensure that the Designated Agent has on record effective e-mail addresses for such Lender) and (ii) that any Notice may be sent to such e-mail address.

SECTION 9.03.    ~~SECTION 9.03~~ No Waiver; Remedies. No failure on the part of any Lender, any Issuing Bank or the Designated Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.04.    ~~SECTION 9.04~~ Costs and Expenses. ~~(a)~~  (a) The Borrower agrees promptly to pay all actual, reasonable and documented costs and expenses (including, without limitation, the actual, reasonable and documented fees and expenses of one counsel) of the Designated Agent in connection with the negotiation and execution of this Agreement and all related documentation and the syndication of the credit facility established hereby. The Borrower further agrees to pay, within five

Business Days of demand, all actual, reasonable and documented costs and expenses of the Designated Agent, each Issuing Bank and each Lender, if any, in connection with the enforcement (whether through legal proceedings or otherwise) of this Agreement, the Letters of Credit and the other instruments and documents to be delivered hereunder, including, without limitation, in connection with the enforcement of rights under this Section 9.04(a); provided, that any such costs and expenses consisting of fees and expenses of counsel shall be limited to the actual, reasonable and documented fees and expenses of one counsel for the Designated Agent and no more than one additional counsel for the Lenders as a group and the Issuing Banks combined (together with (i) such local counsel, limited in each case to one such local counsel for the Designated Agent and one such local counsel for the Lenders as a group and the Issuing Banks combined per jurisdiction, that may be reasonably required by the Designated Agent or the Lenders and (ii) if any Lender shall have reasonably concluded (based upon the advice of counsel) that its representation by counsel for the Lenders creates a conflict of interest for such counsel, such separate counsel as such Lender may reasonably require).

(b)    If any payment of principal of, or Conversion of, any Eurocurrency Rate Advance is made other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.10 or acceleration of the maturity of the Advances pursuant to Section 7.01 or for any other reason (other than by reason of a payment pursuant to Section 2.12), the Borrower shall, within five Business Days of demand by any Lender (with a copy of such demand to the Designated Agent), pay to such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by such Lender to fund or maintain such Advance. All obligations of the Borrower under this Section 9.04 shall survive the making and repayment of the Advances and the termination of this Agreement.

SECTION 9.05.    ~~SECTION 9.05~~ Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 7.01 to authorize the Designated Agent to declare the Advances due and payable pursuant to the provisions of Section 7.01, or to demand payment of (or cash collateralization of) all then outstanding Letter of Credit Liability, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, but excluding trust accounts) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of ~~the Borrower~~any Obligor against any and all of the obligations of ~~the Borrower~~such Obligor now or hereafter existing under this Agreement (including, to the fullest extent permitted by law, obligations indirectly owed to such Lender by virtue of its purchase of a participation or sub-participation of the Letter of Credit Liability pursuant to Section 3.05), whether or not such Lender shall have made any demand under this Agreement. Each Lender agrees promptly to notify the ~~Borrower~~Parent and the Designated Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

SECTION 9.06.    ~~SECTION 9.06~~ Binding Effect. This Agreement shall become effective as specified in Section 4.01 and, thereafter, shall be binding upon and inure to the benefit of ~~the Borrower~~each Loan Party, the Designated Agent, each Lender and each Issuing Bank and their respective successors and permitted assigns, except that ~~the Borrower~~no Loan Party shall ~~not~~ have ~~the~~any right to assign its rights hereunder or any interest herein without the prior written consent of each Lender (and any attempted assignment by any Loan Party without such consent shall be null and void).

SECTION 9.07.    ~~SECTION 9.07~~ Assignments and Participations. ~~(a)~~  (a) Each Lender may and, if requested by the Borrower upon notice by the Borrower delivered to such Lender and the Designated Agent pursuant to clause (ii) of Section 2.16 will, assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it and any Note or Notes held by it and its participations in Letter of Credit Liability); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender’s rights and obligations under this Agreement, (ii) the amount (without duplication) of the Commitment, pro-rata share of outstanding Advances and pro-rata share of participations in Letter of Credit Liability of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance) shall not be less than $12,500,000 (unless the assigning Lender shall assign its entire interest hereunder or such lesser amount is previously agreed among such assigning Lender, the Designated Agent and the Borrower) or an integral multiple of $500,000 in excess thereof, (iii) the sum of (A) the amount (without duplication) of the Commitment, pro-rata share of outstanding Advances and pro-rata share of participations in Letter of Credit Liability of the assigning Lender being assigned pursuant to each such assignment and (B) the amount of the commitment and the pro-rata share of outstanding advances of the assigning Lender being contemporaneously assigned under the 2016 Credit Agreement, or any agreement extending or replacing ~~such~~the 2016 Credit Agreement, by the Person that is such assigning Lender (in both cases determined as of the date of the Assignment and Acceptance or similar agreement with respect to such assignments) shall not be less than $25,000,000 in the aggregate (unless the assigning Lender shall assign its entire interest hereunder and thereunder or such lesser amount is previously agreed among such assigning Lender, the Designated Agent and the Borrower) or an integral multiple of $1,000,000 in excess thereof; provided, however, that if the aggregate amount of the Commitment of such assigning Lender hereunder and its commitment under the 2016 Credit Agreement, or any agreement extending or replacing ~~such~~the 2016 Credit Agreement, is less than $25,000,000 on the date of such proposed assignment, such assigning Lender may assign all, but not less than all, of its remaining rights and obligations under this Agreement and the 2016 Credit Agreement, or any agreement extending or replacing ~~such~~the 2016 Credit Agreement (unless an assignment of a portion of such assigning Lender’s obligations hereunder and thereunder is otherwise previously agreed among such assigning Lender, the Designated Agent and the Borrower), (iv) each such assignment shall be to an Eligible Assignee and (v) the parties to each such assignment (other than the Borrower) shall execute and deliver to the Designated Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500 provided that the Designated Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than any rights such Lender assignor may have under Sections 2.11, ~~2.14~~2.14, 9.04 and 9.08) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(b)    By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of ~~the Borrower or any of its Subsidiaries~~ any member of the Consolidated Group or the performance or observance by ~~the Borrower~~any Loan Party of any of its obligations under this Agreement or any instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.01(c), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Designated Agent, any Issuing Bank, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Designated Agent ~~or the respective Issuing Bank~~ to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Designated Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(c)    The Designated Agent shall maintain a copy of each Assignment and Acceptance and each Assumption Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the ~~Borrower~~Loan Parties, the Designated Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by ~~the Borrower~~any Loan Party or any Lender at any reasonable time and from time to time upon reasonable prior notice to the Designated Agent.

(d)    Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee and, if applicable, the Borrower, together with any Note subject to such assignment, the Designated Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and each Issuing Bank.

(e)    Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it and any Note issued to it hereunder); provided, however, that (i) such Lender’s obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the ~~Borrower~~Loan Parties, the Designated Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (iv) such Lender shall not agree in any participation agreement with any participant or proposed participant to obtain the consent of such participant before agreeing to the amendment, modification or waiver of any of the terms of this Agreement or any Note before consenting to any action or failure to act by the Borrower or any other party hereunder or under any Note, or before exercising any rights it may have in respect thereof, unless such amendment, modification, waiver, consent or exercise would (A) increase or extend the scheduled expiration of the amount of such participant’s portion of such Lender’s Commitment, (B) reduce the principal amount of or rate of interest on the Advances, any amount due hereunder with respect to the Letters of Credit or any fee or other amounts payable hereunder to which such participant would be entitled to receive a share under such participation agreement, or (C) postpone any date fixed for any payment of principal of or interest on the Advances, for amounts due with respect to Letters of Credit or any fee or other amounts payable hereunder to which such participant would be entitled to receive a share under such participation agreement. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Advances or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a participant’s interest in any Commitments, Advances, Notes or its other obligations under this Agreement) to any Person except to the extent that such disclosure is requested by such Person and is necessary to establish that such Commitment, Advance, Note or other obligation is in registered form under Section 5f.103-1(c) of the U.S. Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Designated Agent (in its capacity as Designated Agent) shall have no responsibility for maintaining a Participant Register.

(f)    Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant any information relating to ~~the Borrower~~any Loan Party furnished to such Lender by or on behalf of ~~the Borrower~~any Loan Party in writing and directly related to the transactions contemplated hereunder; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to ~~the Borrower~~any Loan Party received by it from such Lender in accordance with the terms of Section 9.09(a).

(g)    No participation or assignment hereunder shall be made in violation of the Securities Act of 1933, as amended from time to time, or any applicable state securities laws, and each Lender hereby represents that it will make any Advance for its own account in the ordinary course of its business and not with a view to the public distribution or sale thereof.

(h)    Anything in this Agreement to the contrary notwithstanding, any Lender may at any time assign or create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and any Note issued to it hereunder) in favor of any Federal Reserve Bank or any foreign central bank having authority over such Lender in accordance with Regulation A of the Board of Governors of the Federal Reserve System (or any successor regulation thereto), any applicable operating circular of such Federal Reserve Bank or any other regulation issued by the applicable foreign central bank; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 9.08.    ~~SECTION 9.08~~ Indemnification. The Borrower agrees to indemnify and hold harmless the Designated Agent, each Lender, each Issuing Bank and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding (whether or not an Indemnified Party is a party thereto) arising out of, related to or in connection with the Commitments hereunder or the Advances or Letter of Credit Issuances made pursuant hereto or any transactions in connection herewith, including, without limitation, any transaction in which any proceeds of the Advances or any Letter of Credit Issuance are, or are proposed to be, applied, or any action or proceeding relating to a court order, injunction or other process or decree restraining or seeking to restrain any Issuing Bank from paying any amount under any

Letter of Credit (collectively, the “Indemnified Matters”); provided that the Borrower shall have no obligation to any Indemnified Party under this Section 9.08 with respect to (i) matters for which such Indemnified Party has been reimbursed by or on behalf of the Borrower pursuant to any other provision of this Agreement, but only to the extent of such reimbursement, or (ii) Indemnified Matters found by a court of competent jurisdiction to have resulted from the willful misconduct or gross negligence of such Indemnified Party. If any action is brought against any Indemnified Party, such Indemnified Party shall promptly notify the Borrower in writing of the institution of such action and the Borrower shall thereupon have the right, at its option, to elect to assume the defense of such action; provided, however, that the Borrower shall not, in assuming the defense of any Indemnified Party in any Indemnified Matter, agree to any dismissal or settlement of such Indemnified Matter without the prior written consent of such Indemnified Party, which consent shall not be unreasonably withheld, if such dismissal or settlement (A) would require any admission or acknowledgment of culpability or wrongdoing by such Indemnified Party or (B) would provide for any non-monetary relief to any Person to be performed by such Indemnified Party. If the Borrower so elects, it shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such Indemnified Party) and payment of expenses. Such Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (1) the employment of such counsel shall have been authorized in writing by the Borrower in connection with the defense of such action or (2) the Borrower shall not have properly employed counsel reasonably satisfactory to such Indemnified Party to have charge of the defense of such action, in which case such fees and expenses shall be paid by the Borrower. If an Indemnified Party shall have reasonably concluded (based upon the advice of counsel) that the representation by one counsel of such Indemnified Party and ~~the Borrower~~any Loan Party creates a conflict of interest for such counsel, the reasonable fees and expenses of such counsel shall be borne by the Borrower and the Borrower shall not have the right to direct the defense of such action on behalf of such Indemnified Party (but shall retain the right to direct the defense of such action on behalf of the Borrower). Anything in this Section 9.08 to the contrary notwithstanding, the Borrower shall not be liable for the fees and expenses of more than one counsel for any Indemnified Party in any jurisdiction as to any Indemnified Matter or for any settlement of any Indemnified Matter effected without its written consent. All obligations of the Borrower under this Section 9.08 shall survive the making and repayment of the Advances and the termination of this Agreement. This Section 9.08 shall not apply with respect to any Taxes indemnified under Section 2.14 or any Excluded Taxes.

SECTION 9.09.    ~~SECTION 9.09~~ Confidentiality.

(a)    None of the Designated Agent, the Lenders or the Issuing Banks may disclose to any Person any confidential, proprietary or non-public information of ~~the Borrower~~any Loan Party or any member of the Consolidated Group furnished to the Designated Agent, the Lenders or the Issuing Banks by ~~the Borrower or any of its Subsidiaries~~any member of the Consolidated Group (such information being referred to collectively herein as the “Borrower Information”), except that each of the Designated Agent, each of the Lenders and each of the Issuing Banks may disclose Borrower Information (i) to its and its Affiliates’ employees, officers, directors, agents, auditors and advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Borrower Information and instructed to keep such Borrower Information confidential on substantially the same terms as provided herein), (ii) to the extent requested by any regulatory authority or self-regulatory body, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 9.09(a), to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (vii) to the extent such Borrower Information (A) is or becomes generally available to the public on a non-confidential basis, other than as a result of a breach of this Section 9.09(a) by the Designated

Agent, such Lender or such Issuing Bank, or (B) is or becomes available to the Designated Agent, such Lender or such Issuing Bank on a non-confidential basis from a source other than the ~~Borrower~~Parent, its Affiliates or their respective officers, directors, agents, auditors and advisors, provided such source is not bound by a confidentiality agreement or other legal or fiduciary obligations of secrecy with the ~~Borrower~~Parent or its Affiliates with respect to the Borrower Information and (viii) with the consent of the ~~Borrower~~Parent.

(b)    ~~The Borrower~~Each Loan Party agrees to maintain the confidentiality of any rate provided by an individual Reference Bank hereunder for purposes of setting the Eurocurrency Rate (and the name of such Reference Bank), except (i) to its and its Affiliates’ employees, officers, directors, agents, auditors and advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential on substantially the same terms as provided herein), (ii) as consented to by the applicable Reference Bank, (iii) to the extent requested by any regulatory authority or self-regulatory body, (iv) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder or (vi) to the extent such rate (A) is or becomes generally available to the public on a non-confidential basis, other than as a result of a breach of this Section 9.09(b) by ~~the Borrower~~any Loan Party, or (B) is or becomes available to ~~the Borrower~~any Loan Party on a non-confidential basis from a source other than the applicable Reference Bank, provided, to its knowledge, such source is not bound by a confidentiality agreement or other legal or fiduciary obligations of secrecy with such Reference Bank with respect to the rate. Notwithstanding the foregoing, it is understood that ~~the Borrower~~each Loan Party may disclose to any Lender the average of the rates quoted by the Reference Banks that provide rate quotes in connection with any determination of the Eurocurrency Rate.

SECTION 9.10.    ~~SECTION 9.10~~ Patriot Act. Each Lender and the Designated Agent hereby notifies ~~the Borrower~~each Loan Party that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies ~~the Borrower~~each Loan Party, which information includes the name and address of ~~the Borrower~~each Loan Party and other information that will allow it to identify ~~the Borrower~~each Loan Party in accordance with the Patriot Act. ~~The Borrower~~Each Loan Party shall promptly provide such information upon request by any Lender or the Designated Agent.

SECTION 9.11.    ~~SECTION 9.11~~ Judgment. ~~(a)~~ (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Designated Agent could purchase Dollars with such other currency at the Designated Agent’s principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which a final judgment is given.

(b)    If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in a Committed Currency into Dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Designated Agent could purchase such Committed Currency with Dollars at the Designated Agent’s principal office in London at 11:00 A.M. (London time) on the Business Day preceding that on which final judgment is given.

(c)    The obligation of the Borrower in respect of any sum due from it in any currency (the “Primary Currency”) to any Lender, any Issuing Bank or the Designated Agent hereunder shall, notwithstanding any judgment in any other currency, be discharged only to the extent that on the Business Day following receipt by such Lender, Issuing Bank or the Designated Agent (as the case may be) of any sum adjudged to be due in such other currency, such Lender, Issuing Bank or the Designated Agent (as the case may be) may, in accordance with normal banking procedures, purchase the applicable Primary Currency with such other currency; if the amount of the applicable Primary Currency so purchased is less than such sum due to such Lender, Issuing Bank or the Designated Agent (as the case may be) in the applicable Primary Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender, any Issuing Bank or the Designated Agent (as the case may be) against such loss, and if the amount of the applicable Primary Currency so purchased exceeds such sum due to such Lender, Issuing Bank or the Designated Agent (as the case may be) in the applicable Primary Currency, such Lender, Issuing Bank or the Designated Agent (as the case may be) agrees to remit to the Borrower such excess.

SECTION 9.12.    ~~SECTION 9.12~~ Consent to Jurisdiction and Service of Process. All judicial proceedings brought against ~~the Borrower~~any Loan Party with respect to this Agreement or any instrument or other documents delivered hereunder may be brought in any state or Federal court in the Borough of Manhattan in the State of New York, and by execution and delivery of this Agreement, ~~the Borrower~~each Loan Party accepts, for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement or any instrument or other document delivered hereunder from which no appeal has been taken or is available. ~~The Borrower~~Each Loan Party agrees to receive service of process in any such proceeding in any such court at its office at 77 West 66th Street, 15th Floor, New York, New York 10023, Attention: Kenneth E. Newman (or at such other address in the Borough of Manhattan in the State of New York as the ~~Borrower~~Parent shall notify the Designated Agent from time to time) and, if ~~the Borrower~~any Loan Party ever ceases to maintain such office in the Borough of Manhattan, irrevocably designates and appoints Corporation Service Company, 1180 Avenue of the Americas, Suite 210, New York, New York 10036, or any other address in the State of New York communicated by Corporation Service Company to the Designated Agent, as its agent to receive on its behalf service of all process in any such proceeding in any such court, such service being hereby acknowledged by ~~the Borrower~~each Loan Party to be effective and binding service in every respect.

SECTION 9.13.    ~~SECTION 9.13~~ Substitution of Currency. If a change in any Committed Currency occurs pursuant to any applicable law, rule or regulation of any governmental, monetary or multi-national authority, this Agreement (including, without limitation, the definition of Eurocurrency Rate) will be amended to the extent determined by the Designated Agent (acting reasonably, in consultation with the Borrower and in accordance with the terms of Section 9.01) to be necessary to reflect the change in currency and to put the Lenders and the Borrower in the same position, so far as possible, that they would have been in if no change in such Committed Currency had occurred.

SECTION 9.14.    ~~SECTION 9.14~~ Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9.15.    ~~SECTION 9.15~~ Execution in Counterparts; Interpretation. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic means shall be effective as delivery of an original executed counterpart of this Agreement. A full set of executed counterparts of this Agreement shall be lodged with ~~each of~~ the Designated Agent and the ~~Borrower~~Parent. Any Notes issued hereunder shall be delivered in original hard copy to the Lender requesting such Note. This Agreement and the Notes constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including the commitments of the Lenders and, if applicable, their Affiliates under any commitment advices with respect to the credit facility established hereby submitted by any Lender (but do not supersede any provisions of any fee letter executed by any Loan Party in connection with this Agreement).

SECTION 9.16.    ~~SECTION 9.16~~ Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the prohibited or unenforceable provision with valid provisions the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

SECTION 9.17.    ~~SECTION 9.17~~ No Fiduciary Relationship. ~~The Borrower~~Each Loan Party, on behalf of itself and its subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Designated Agent, the Lenders, the Issuing Banks and their Affiliates are acting pursuant to a contractual relationship on an arm’s-length basis, and the parties hereto do not intend that the Designated Agent, the Lenders, the Issuing Banks or their Affiliates act or be responsible as a fiduciary to ~~the Borrower~~any Loan Party, its management, stockholders, creditors or any other Person. Each of the ~~Borrower~~Loan Parties, the Designated Agent, the Lenders, the Issuing Banks and their Affiliates expressly disclaims any fiduciary relationship and agrees they are each responsible for making their own independent judgments with respect to any transactions entered into between them.

SECTION 9.18.    ~~SECTION 9.18~~ Non-Public Information. Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by ~~the Borrower~~any Loan Party or the Designated Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain material non-public information with respect to ~~the Borrower~~any Loan Party, its subsidiaries or their securities. Each Lender represents to ~~the Borrower~~each Loan Party and the Designated Agent that (i) it has developed compliance procedures regarding the use of such material non-public information and that it will handle such material non-public information in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (ii) it has identified to the Designated Agent a credit contact who may receive information that may contain such material non-public information in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.

SECTION 9.19.    ~~SECTION 9.19~~ Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement, to the extent such liability is unsecured, may be subject to the ~~write-down and conversion powers~~Write-Down and Conversion Powers of an EEA Resolution Authority (exercised in accordance with the relevant Bail-In Legislation) and consents to and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document, subject to the right of such recipient to decline ownership of such shares or other instruments of ownership, in which case, subject as provided in the relevant Bail-In Legislation, any such liability may be reduced or cancelled, as the case may be, to the same extent as if such shares or other instruments of ownership had been accepted; or

(iii)    the variation of the terms of such liability in connection with the exercise of the ~~write-down~~Write-Down and ~~conversion powers~~Conversion Powers of any EEA Resolution Authority.

The following terms shall for purposes of this Section have the meanings set forth below:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

ARTICLE X

GUARANTY

SECTION 10.01.    The Guaranty. The Guarantor hereby irrevocably and unconditionally guarantees, from and after the Fox Acquisition Closing Date, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of all obligations of the Borrower under this Agreement and the other Loan Documents, including, without limitation, (i) the principal of and interest on each Advance made to the Borrower, (ii) any reimbursement obligations under any Letters of Credit and (iii) all other amounts payable by the Borrower under this Agreement and the other Loan Documents, including, without limitation, all fees, expenses, reimbursements, indemnities and other monetary obligations, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, including monetary obligations incurred under this Agreement or any other Loan Document during the pendency of any bankruptcy, insolvency, receivership or other similar process, regardless of whether allowed or allowable in such proceeding (all of the foregoing being referred to collectively as the “Guaranteed Obligations”). Upon the failure by the Borrower to pay punctually when due any such amount, subject to any applicable grace or notice and cure period, the Guarantor agrees that, from and after the Fox Acquisition Closing Date, it shall forthwith pay such amount at the place and in the manner specified in this Agreement. The Guarantor hereby agrees that, from and after the Fox Acquisition Closing Date, the Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.

SECTION 10.02.    Guaranty Unconditional. The obligations of the Guarantor under the Guaranty shall, from and after the Fox Acquisition Closing Date, be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(a)     any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, in each case other than the payment in full in cash of the Guaranteed Obligations (other than contingent obligations (other than Letter of Credit Liabilities) that have not yet arisen);

(b)     any modification or amendment of or supplement to this Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby; provided that the Guarantor has consented to any such modification, amendment or supplement in writing if its consent thereto is otherwise required under this Agreement or the other Loan Documents;

(c)     any change in the corporate, partnership, limited liability company or other existence, structure or ownership of the Borrower or the Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any of its assets, in each case other than the payment in full in cash of the Guaranteed Obligations (other than contingent obligations (other than Letter of Credit Liabilities) that have not yet arisen);

(d)    the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, any Guaranty Beneficiary or any other Person, whether in connection with the Guaranty or in connection with any unrelated transactions, provided that nothing in this Article X shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(e)    the unenforceability or invalidity of the Guaranteed Obligations or any part thereof or the lack of genuineness, enforceability or validity of any agreement relating thereto, or any other invalidity or unenforceability relating to or against the Borrower or any other guarantor of any of the Guaranteed Obligations (other than any defense that the Borrower has for payment in full in cash of the Guaranteed Obligations (other than contingent obligations (other than Letter of Credit Liabilities) that have not yet arisen)) for any reason related to this Agreement or any other Loan Document, or any provision of applicable law, decree, order or regulation purporting to prohibit the payment by the Borrower or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations; or

(f)     any other act or omission to act or delay of any kind by the Borrower, any Guaranty Beneficiary or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 10.02, constitute a legal or equitable discharge of the Guarantor’s obligations under this Article IX or otherwise reduce, release, prejudice or extinguish its liability under the Guaranty, in each case other than the payment in full in cash of the Guaranteed Obligations (other than contingent obligations (other than Letter of Credit Liabilities) that have not yet arisen) or performance by the Borrower of its obligations under this Agreement and the other Loan Documents.

SECTION 10.03.    Continuing Guaranty; Discharge and Reinstatement. From and after the Fox Acquisition Closing Date, the Guarantor’s obligations under this Article X shall constitute a continuing and irrevocable guarantee of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash (other than contingent obligations (other than Letter of Credit Liabilities) that have not yet arisen) and the Commitments shall have terminated or expired, at which time, subject to all the foregoing conditions, the obligations of the Guarantor under the Guaranty shall automatically terminate. If at any time any payment of the principal of or interest on any Advance or any other Guaranteed Obligation (including a payment effected through exercise of a right of setoff) is rescinded, or is or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower (including pursuant to any settlement entered into by any Guaranty Beneficiary in its discretion), the Guarantor’s obligations under the Guaranty with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

SECTION 10.04.    Waivers. The Guarantor irrevocably waives acceptance of the Guaranty, presentment, demand or action on delinquency, protest, the benefit of any statute of limitations and, to the fullest extent permitted by law, any notice not provided for in this Agreement or under any other Loan Document, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations or any other Person. Notwithstanding anything to the contrary in this Article X, the Guarantor hereby absolutely, unconditionally, knowingly, and expressly waives, to the fullest extent permitted by law:

(a)     any right it may have to revoke the Guaranty as to future indebtedness or notice of acceptance hereof;

(b)     (i) notice of acceptance of the Guaranty; (ii) notice of any Advances or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to the Guarantor’s right to make inquiry of the Guaranty Beneficiaries to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of the Borrower or of any other fact that might increase the Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents, other than demand for payment under the Guaranty; (vi) notice of any Event of Default or any event or condition that constitutes, or upon notice, lapse of time or both would constitute, an Event of Default; and (vii) all other notices (except if such notice is expressly required to be given to the Guarantor hereunder) and demands to which the Guarantor might otherwise expressly be entitled; and

(c)     its right, if any, to require any Guaranty Beneficiary or any other Person to institute suit against, or to exhaust any rights and remedies which any Guaranty Beneficiary or any other Person have or may have against, any third party.

SECTION 10.05.    Subrogation. The Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under the Guaranty until all of the Guaranteed Obligations and any amounts payable under the Guaranty have been paid in full in cash (other than contingent obligations (other than Letter of Credit Liabilities) that have not yet arisen) and all Commitments have terminated. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Guaranty Beneficiaries and shall forthwith be paid to such Persons to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

SECTION 10.06.    Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under this Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or any of its Affiliates, all such amounts otherwise subject to acceleration under the terms of this Agreement or any other Loan Document shall nonetheless be payable by the Guarantor under the Guaranty forthwith on demand by the Designated Agent.

SECTION 10.07.    Taxes. The Guarantor agrees that the provisions of Section 2.14 shall be applicable, mutatis mutandis, to all payments required to be made by the Guarantor under the Guaranty, as if each reference in such Section to the Borrower were a reference to the Guarantor.

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